                                                                    Exhibit 10.4


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
     CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT.

                                GENERAL AGREEMENT

AGREEMENT No. CO/TELEMAR/UNA-SIP/00NN-2003.

AGREEMENT FOR THE SUPPLYING OF COMMUTED FIXED TELEPHONE SERVICE AND OTHER TELECOMMUNICATIONS SERVICES AND INTERNET/ IP SERVICES, ENTERED INTO BY AOL DO BRASIL LTDA AND TELEMAR NORTE LESTE S.A.

THE PARTIES:

These are the Parties to the present agreement:

     CONTRACTING PARTY: AOL DO BRASIL LIDA, with its main place of business at Avenida Industrial 600 - 2. floor, in the town of Santo Andre, State of Sao Paulo, enrolled in the National Registry for Legal Entities (CNPJ/MF) under
     n. 03.032.579/0001-62, hereinafter simply called CONTRACTING PARTY, in this act represented pursuant to its Articles of Association, and

     CONTRACTED PARTY: TELEMAR NORTE LESTE S.A., a publicly-held corporation, with its main place of business in the city of Rio de Janeiro, State of Rio de Janeiro, at Rua General Polidoro, 99 - 5. floor, Bairro Botafogo, enrolled in the National Registry for Legal Entities (CNPJ/MF) under n. 33.000.118/0001-79, hereinafter simply called CONTRACTED PARTY, in this act represented pursuant to its Articles of Association.

     They are also called individually a Party and when jointly, the Parties.



1. FIRST CLAUSE - THE OBJECT.

     1.1. The present agreement ("Agreement") has as its object the supply, by the Contracted Party to the Contracting Party, of the Commuted Fixed Telephone Service, other Telecommunications Services and Internet/ IP Services, provided that they are expressly specified in Addendums (and their respective Exhibits), being each Product or Service the object of its own Addendum.

     1.2. The term "Addendums" (which include their respective Exhibits) and "Requests for Services" integrate the present Agreement, as if its clauses were herein written, being identified by numerations linked to the number hereof, as well as signed by the same Parties, through their representatives of the same hierarchical level or through attorneys-in-fact, thus, making effective the rendering of the services mentioned in item 1.1. above, in strict compliance with the rules in force, including regarding the performing area.

2. SECOND CLAUSE - REFERENCE RULES AND APPLICABLE DOCUMENTS

          i. Depending on the case, the instruments and rules mentioned hereinbelow constitute reference to the Agreement, which are fully acknowledged by the Parties, that is: Law n degrees 9.472 of July 16, 1997. which sets forth the organization of the telecommunications services, the creation and the operation of the body which regulates the services and other institutional aspects, pursuant to Constitutional Amendment n. 8 of 1995.

          ii. Regulation of the Commuted Fixed Telephone Service approved by Resolution 85/98, of December 30, 1998, of the National Agency of Telecommunications -ANATEL.

          iii. Furthermore, the applicable laws and regulations, besides the other acts arisen from the authorized public powers and from the National Agency of Telecommunications -ANATEL, which regulate or may eventually regulate the object of the present Agreement.

3. THIRD CLAUSE - VALIDITY

     3.1. This Agreement shall be always in force and whenever there is an Addendum in force or a Request for Service underway, aiming at serving the interest of the Parties.

4. FOURTH CLAUSE - CONTRACTED PARTY'S DUTIES.

Besides the duties set forth in the Addendums and in the Requests for Services contained in this Agreement, the Contracted Party commits to:

     4.1. Perform inspection of the internal networks of the Contracting Party's facilities to be carried out through the services stated in the Addendums, whenever necessary, as well as in the facilities of the internal reserved areas for the installation of the transmission or commuting equipment, formally accepting the existing facilities through the Acceptance Term or timely guiding the need for their re-structuring.

     4.2. Perform or appoint a sub-hired company, under its entire responsibility, for the installation of an entry cable of the external network up to the general switchboard of the building, whenever necessary, so as to activate the services comprehended in the Addendums, without any liens to the Contracting Party.

     4.3. Install and test, on its own account or through a company sub-hired by it, under its entire responsibility, the equipment, object of each Addendum, in the Contracting Party's facilities, which are necessary for the services implementation, with no burden to the Contracting Party, being utterly forbidden the interference of third parties, at any title and in any situation, without the Contracted Party's previous express consent.

     4.4. Supply, install, configure and keep updated, at its own exclusive expenses, all the equipment and components, object of each Addendum. The Contracted Party shall always acquire from suppliers of good standing in the telecommunications market and which are holders of advanced technology, equipment and components which meet the necessary technical features, duly certified by ANATEL, in sufficient amount to serve the Contracting Party.

          4.4.1. Notwithstanding the aforementioned, the introduction of new technologies which call for new equipment, systems and/or re-configuration of the equipment by the Contracted Party and which imply changes in the Contracting Party's network or in the products and/or systems in use by the Contracting Party, shall depend on the Contracting Party's prior written agreement, except for the cases of maintenance. For such, the Contracted Party undertakes to inform the Contracting Party, in writing, with at least sixty (60) days in advance, about any utilization of equipment or configurations which imply changes in the Contracting Party's network and/or its systems and protocols, as aforementioned.

     4.5. Receive requests for repairs twenty-four (24) hours per day, seven (7) days per week, being the terms and conditions of the respective Addendums complied with.

     4.6. Perform preventive and corrective maintenance in the telecommunications systems of its ownership, necessary for the operation of the services rendered to the Contracting Party, in the terms specified in each Addendum.

     4.7. Be liable for damages or losses caused by its employees or representatives under its orders in the Contracting Party's installations, reimbursing amounts spent for their mending, which are duly evidenced.

     4.8. Perform the activation of the services contained in the Addendums, within the term mentioned in the respective Addendum. Whenever problems occur, which make impossible the activation or the supply of the services contained in the Addendums and which give rise to the discontinuance or the unavailability of the full use of such services by the Contracting Party, the Contracted Party shall have to solve such problems in the maximum term set forth in the respective Addendums, so as to guarantee the availability and quality standards, being subject to the penalties therein determined in case of non-compliance with the said term.

     4.9. Provide the Contracting Party with the specifications related to the infra-structure to be made available in its facilities, which are needed for the implantation of the services, object of this Agreement and its Addendums.

     4.10. Guarantee the services levels specified in the descriptions of each services provided, being the specifications, the criteria and the quality and availability parameters described in the Addendums, complied with.

     4.11. Execute the services provided in the Addendums, in accordance with provisions of the respective Addendum and its Exhibits.

     4.12. Not to transfer to third parties the rights and duties provided in this Agreement, its Addendums and their respective Exhibits, without the Contracting Party's previous written consent, except to its controlled companies or to companies which are under the same control of the Contracted Party, in which case this shall be notified with thirty (30) days in advance.

          4.12.1. Any transference to Contracting Party's Competitor, as defined in 10.4.2 hereinbelow, requires the Contracting Party's express previous written approval.

     4.13. The Contracted Party shall guarantee isonomic non-discriminatory treatment to the Contracting Party related to any client of the Contracted Party in whatever refers to this Agreement and all its Addendums.

     4.14. The Contracted Party agrees to provide the services set forth in each one of the Addendums quickly and carefully, complying with the professional standards used by the telecommunications market, and which offer similar services to the ones set forth in the respective Addendums. The Contracted Party guarantees that it shall make use of an adequate number of duly qualified professionals in order to provide each and all hired services pursuant to the present Agreement.

     4.15. Should the Contracted Party or its Affiliates come to offer or provide any services that are not provided in this instrument and in its Addendums, than the Contracted Party agrees to offer to the Contracting Party such services at prices, terms and conditions which are isonomic with the applicable to such a client and, except for good faith negotiations between the Parties related to eventual adjustments in such terms and conditions.

5. FIFTH CLAUSE - CONTRACTING PARTY'S DUTIES

Besides the duties set forth in the Addendums and in the Requests for Services contained in this Agreement, the Contracting Party undertakes:

     5.1. Not to transfer to third parties the rights and duties arising from this Agreement, its Addendums and their respective Exhibits, without the Contracted Party's previous written consent, except to its controlled companies or to companies which are under the same control of the Contracted Party, in which case this shall be notified with thirty (30) days in advance.

          5.1.1. Any transference to Contracted Party's Competitor, as defined in 10.4.1 hereinbelow, requires the Contracted Party's express prior written approval.

     5.2. Whenever necessary, so as to cope with the services provided in the Addendums, make available to the Contracted Party, free of charge, the requested space in its facilities for the installation of equipment and tools required for the rendering of service.

     5.3. Whenever necessary, so as to cope with the services provided in the Addendums, at its own expenses, perform the necessary infra-structure work for the installation of equipment in its facilities, within a previously agreed term and according to applicable technical rules, being responsible for the execution of civil and electric project, as well as for the correction of the non-conformities identified by the Contracted Party.

     5.4. In order to comply with the services provided in the Addendums, to install electric protection in its equipment, as well as its grounding, whenever this is so determined.

     5.5. If necessary, in order to comply with the services hired in the Addendums, promptly correct irregularities in the infrastructure work identified by the Contracted Party, so as to adequate them to the applicable technical rules.

     5.6. If necessary, in order to comply with the services provided in the Addendums, submit necessary alterations in the infrastructure to the Contracted Party, so that the latter can carry out analysis and subsequent correction, in case the Contracting Party, in the course of preparation of infra-structure and internal net needs to modify the original design agreed upon

     5.7. To inform the Contracted Party the conclusion of any work, if it is completed prior to its term, in order to enable its acceptance and, if possible, to proceed with the equipment installation, before the date previously agreed upon.

     5.8. To complete infra-structure works within the term set forth by the Parties, in accordance with the provisions of the Addendum, or within an additional (15) fifteen-day term, being forthwith set forth that, in the hypothesis that the Contracting Party fails to finish the requested work within the aforementioned terms, than the Contracted Party is authorized to perform the commercial activation of the services, within the terms provided in the Addendum, with the consequent immediate charge of the monthly price due, being the Contracting Party enable for ratifying with the Contracted Party the effective date of physical installation of the infra-structure and necessary electrical protection for the rendering of the service.

     5.9. To allow the access of the Contracted Party's authorized employees or of the authorized sub-hired companies, which are under its full responsibility, to its facilities to perform maintenance and inspection of the equipment, provided that this has been previously expressly authorized, in writing, by the Contracting Party.

     5.10. To keep and preserve the equipment provided in the Requests for Services, owned by the Contracted Party, and which are under the Contracting Party's power, provided that the delivery of such equipment is performed together a letter duly protocolled and in which the equipment delivered to the Contracting Party is fully described, being it kept in adequate environment and in adequate technical conditions, as specified by the manufacturer and by the Contracted Party, including all the necessary energy and acclimatization infra-structure for its operation.

     5.11. To be responsible for damages and losses caused to the equipment mentioned in item 5.10 above, thief caused by Contracting Party's evidenced fault or malice, being it obliged to reimburse its Contracted Party updated value, in the cases of loss, misplacement, damage or destruction of such equipment, including partial.

     5.12. To forthwith inform the Contracted Party any the occurrence of accident, under the penalty of being made liable for the damages arisen from it.

     5.13.To authorize the Contracted Party to withdraw equipment and tools owned by the Contracted Party and which are kept by the Contracting Party and listed in the respective Requests for Services, under the same conditions it has received them, except for natural wearing, upon end of their validity term, or in case of the respective Addendum or Agreement termination, within the maximum term of three (3) weekdays, from their termination dates.

     5.14.To formally inform the Contracted Party, in case of supervening need of transference, reduction or movement of the object of this Agreement, so that necessary measures can be taken.

     5.15. To use the services, object of this Agreement, for the purposes set forth in its Articles of Association, making use of the means made available by the Contracted Party exclusively pursuant authorized configuration, being expressly prohibited the sublease or assignment to third parties, at any title, of means or services, object of this Agreement, exception made to provision to the item 5.1 hereinbefore.

     5.16. To defend and enforce the Contracted Party's ownership rights over the object of this Agreement, forthwith notifying it about any violation or attempted violation by third parties, that it may eventually know about.

     5.17. The Contracting Party has full knowledge that the services can be eventually affected or temporarily discontinued due to technical reasons, by virtue of repairs, maintenance or equipment exchange, which does not exempt the Contracted Party from complying with the procedures agreed upon the present Agreement and in its Addendums.

     5.18. To keep the Contracted Party's file updated, informing eventual alterations of address, corporate name and enrollment in the National Registry for Legal Entities (CNPJ/MF) and other local and state equivalent bodies.

     5.19. The Contracting Party is solely responsible for the content of the information conveyed in its hired access and for the conditions of service provided to third parties.

6, SIXTH CLAUSE - FEES AND PRICES

     6.1. The fees for the rendering of Commuted Fixed Telephone Service are prerogative of the Assignor Power, through its authorized bodies.

     6.2. The values corresponding to hired services are specified in the respective Addendums to this Agreement.

     6.3. Eventual services requested by the Contracting Party to the Contracted Party which have not been determined in the respective Addendums shall be previously negotiated by the Parties.

     6.4. The prices set forth in the Addendums are gross prices, being already therein included all the Taxes the Contracted Party is responsible for collecting.

          6.4.1. In case of modification in the tax legislation in force, including cases of institution of new tax assessment or the alteration of the levying rules (whether alteration on the calculation basis or of applicable percentages) which impact in the tax burden on the services specified in the respective Addendums (either increase or decrease), the respective prices shall be automatically increased or reduced so as to reflect the said legislation modification. The payments effected by the Contracting Party to the Contracted Party shall be effected with no tax retention, except for those which are mandatory by law, and due by the Contracted Party.

     6.5. The fees for providing the Commuted Fixed Telephone Services shall be re-adjusted up to the higher percentage approved for the telecommunication fees, being it automatically/immediately applied by the time of such tax adjustment.

     6.6. The values of the services listed in the Addendums shall be readjusted each (12) twelve-month period, as of the execution date of this Agreement, by applying the IGP-DI [National Index of Prices- Internal Availability] variation for the period - as calculated by the Getulio Vargas Foundation, with no prejudice to the application of a lower variation, pursuant with the agreement by the Parties. In case such index is extinguished, the official index that may eventually replace it shall be applied.

7. SEVENTH CLAUSE - PAYMENT AND SANCTIONS DUE TO LACK OF PAYMENT.

     7.1. The Contracting Party shall effect unchallenged monthly payments to the Contracted Party on the twenty-fifth (25th) day of the second month subsequent to the month in which the service is provided, provided the respective collection document is received by the Contracting Party within
     (30) thirty days prior to its maturity, through the presentation of a fiscal document and/or invoice/service statement.

          7.1.1. In case there is no banking in the Capital of the State of Sao Paulo on the date established for the payment, such payment shall be effected on the first subsequent weekday.

          7.1.2. The payment of disputed charges by the Contracting Party shall be due to the Contracted Party upon evidence of the availability of such services.

     7.2. The discussion with respect to any disputed amount shall be made in writing, including through long distance communication (such as e-mail or mailing).

          7.2.1. The Contracting Party has a (120) one- hundred-and-twenty-day term, counted as of the receipt of the first collection document, to notify the Contracted Party with respect to any disputed amount

          7.2.2. The eventual reimbursement of the amounts unduly charged must occur within thirty (30) days after the notification related to such disputed amounts, preferably though credit in benefit of the Contracting Party contained in collection document regarding services rendered, with addition of the same amounts applied by the Contracted Party in case of late payment.

          7.2.3. The notification by the Contracting Party regarding disputed amounts, if presented prior to the respective maturity, suspends the payment term, until it is notified of the Contracted Party's decision, being the (30) thirty-day term assured, counted as of the decision date.

          7.2.4. In case the Contracting Party challenge the due amounts partially, the payment of the challenged amount shall be suspended and the remaining amounts shall be duly paid.

          7.2.5. In case the challenge is effected after the due date, in case the Contracted Party has effected the respective payment, than it shall be entitled to be refunded, with addition of the respective charges and in the terms agreed upon, in case such challenge is valid.

          7.2.6. The Contracting Party shall pay the amounts contained in the respective collection document presented by the Contracted Party, deducing the disputed amounts.

     7.3. Except for what has been set forth in Clauses 7.2.3. and 7.2.4. hereinbefore, the Contracted Party can suspend the providing of services to the Contracting Party in case the latter does not honor the payment of the debit, after a (30) thirty-day default.

          7.3.1. Notwithstanding the foregoing, the debit that features the Contracting Party's default shall be incorporated to the subsequent collection document.

          7.3.2. The Contracting Party will consider as having been notified of its default through the mere maturity of the respective bill, so that such default, at its end, will legally constitute defaulting turn of the debtor.

          7.3.3 The Contracted Party, within a minimum period of thirty (30) days subsequent to the suspension of the service, the Contracting Party remaining in default, can (i) totally suspend the rendering of the service and (ii) terminate this agreement.

     7.4. Notwithstanding the aforementioned, the absence of payment, on its maturity, implies in the payment by the Contracting Party of the following sanctions:

          7.4.1. A 2% penalty or the maximum percentage allowed by the applicable legislation, applied over the total amount of the unpaid debit, on the day subsequent to the maturity.

          7.4.2. Interest a rate of 1% per month (or fraction of the month) or the maximum percentage allowed by the legislation in force, counted from the first (1st) day subsequent to the maturity and applied over the total unpaid amount.

          7.4.3. Debit updating until the date of the effective payment, pursuant to the IGP-DI [National Index of Prices- Internal Availability] variation, calculated by the Getulio Vargas Foundation or to the index that may officially replace it.

          7.4.4. The penalties set forth in this item shall be included in the subsequent collection document.

     7.5 The deposit slips in favor of the Contracted Party shall be considered valid documents for the evidencing of the receipt of the payments due by the Contracting Party. When the payment is effected through banking deposit, the Contracting Party will forward a copy of the deposit slip to the Contracted Party upon Telemar's request.

     7.6 The parties shall use best efforts in order to help up the other party to minimize tax impacts, according to applicable legislation.

8. EIGHTH CLAUSE - REVISION OF PRICES AND THE RIGHT OF FIRST REFUSAL

     8.1. At each (12) twelve-month period, counted as of the execution date of this Agreement, or at any time as of December 31, 2005 or, yet, in case it is agreed upon between the Parties, in a lesser period, the Contracting Party may request that the Contracted Party revises the agreed prices for service providing, object of the present Agreement and/or of any of its Addendums, according to the following terms:

          8.1.1. The Contracting Party shall send written notice to the Contracted Party and, thereon, within one month, the Contracted Party must present at least two different proposals (being the determinations of item 8.2 below complied with) regarding the same services, provided in the respective Addendum, for a term equal to the remaining ones in the respective Addendum.

          8.1.2. The above proposal(s) shall be delivered to the Contracted Party in writing and with a receipt notice.

          8.1.3. The Contracted Party shall only consider proposal that (i) issued by a third party with legal, technical and financial good standing, and (ii) evidences a firm proposal in good faith.

          8.1.4. In case the average prices contained in the received proposals (or the prices of the single proposal received pursuant to the terms of item 8.2) equal or are inferior to ninety-five per cent (95%) of the price whose revision is being requested, than the price of the Addendum in question shall be reduced by the Contracted Party to the lower price presented in the proposal(s), effective as from the month in which such proposal would be applicable. In case the Contracted Party fails to present express acceptance for the price reduction above, within a (10) ten-weekday term counted as of the receipt of the proposals by the Contracted Party, the Contracting Party shall be entitled to legally terminate the respective Addendum, with no burden, through written notification to the Contracted Party and hire the offer or which has presented the best price.

          8.1.5. For effects of comparison, the final price for the Contracting Party will be taken into consideration, including the taxes and contributions.

     8.2. For the purposes of item 8,1,4, the Contracting Party can present just one proposal in case: (a) it has evidently requested proposal from at least four (4) similar companies, in case they exist, but all, except one have refused to present a proposal; or (b) there exists only one company capable of rendering the same service.

9. NINTH CLAUSE - IMPLANTATION TIME SCHEDULE

     9.1. The Contracted Party acknowledges that the compliance with the terms determined in the Implantation Time Schedule and/or in the respective Addendums is fundamental for the efficient execution of the services, provided in the present Agreement and its Addendums.

          9.1.1. In case of non-compliance of the terms set forth in the Implantation Time Schedule, or in any of the Addendum, the Contracted Party shall be subject to the penalties set forth in the Addendum(s).

     9.2. The Contracting Party expressly acknowledges that the terms set forth in the Implantation Time Schedule annexed to the Addendums on in each of the Addendums have been agreed upon by the Parties and also result from the Contracted Party's need to program its availability regarding the supply of infrastructure and services, object of the specific Addendums entered into between the Parties.

10. TENTH CLAUSE - TERMINATION

     10.1. The current Agreement can be terminated, with no additional burdens, independently of any procedures or judicial or extra-judicial written notification, and simply through written notice to the other Party, in the following situations:

          10.1.1. Any of the Parties fails to comply with the duties set forth in this instrument and in the Addendums, fault and such is not corrected within sixty (60) days after such written notification of the other Party;

          10.1.2. Declaration of bankruptcy, CONCORDATA or dissolution (including judicial or extra-judicial liquidation) of any of the Parties;

          10.1.3. By mutual agreement, or by the imposition of legal or normative orders;

          10.1.4. Transference or assignment of rights and/or duties, in the whole or in part, related to the current Agreement and its Addendums, without previous approval of the other Party;

          10.1.5. Suspension or repeal of authorization granted by the authorized Public Power regarding the rendering of services set forth in the Addendums;

     10.2. The termination of the present Agreement shall imply the automatic termination of Addendums hereto, entered into by the Parties.

     10.3. The termination of any of the Addendums, according to provisions of such Addendums, shall not affect the validity of this Agreement and the other addendums in force.

     10.4. In the hypotheses listed hereinbelow, any of the Parties can, at its sole discretion, terminate this Agreement through a notification of thirty
     (30) days in advance to the other Party ("the Adverse Party"), being ascertained there will be no demand for any indemnifications, fines and/or penalties set forth in this Agreement and in its Addendums:

     (i) change in the control of the Adverse Party, where the control is directly or indirectly acquired in a single transaction or in a series of correlated transactions by a Competing Entity of the Party,

     or

     (ii) total or partial merger of the Adverse Party's assets with a Competing Entity of the Party (including a merger that gives rise to the formation of a new entity).

          10.4.1. It is understood that Contracted Party's "Competitor" is a company whose significant part of its businesses is the rendering of telecommunications services.

          10.4.2. It is understood that Contracting Party's "Competitor" is (i) a legal entity which obtains revenues by providing dialed access services to the Internet or that has, pursuant to its corporate documents, as its social purpose the rendering of dialed access services to the Internet or (ii) a legal entity which obtains revenues by providing broad band access services to the Internet or that has as its social purpose the rendering of broad band services to the Internet, exception made, in this case, to the telecommunications companies. Competing Entity should not be understood as controlled, colligate or controlling legal entities of the companies that provide access services to the Internet.

11. ELEVENTH CLAUSE - MISCELLANEOUS

     11.1. When the Contracting Party detects the need for change in the configuration of the services agreed upon, due to its own needs, it agrees to request the aforementioned adaptation to the Contracted Party, which shall perform it, provided that there are technical availabilities at the time, being the Contracting Party responsible for all the expenses therefrom, pursuant to the provisions of the Addendums.

     11.2. Exclusively with respect to the provisions of item 7.3 of Normative Rule n degrees 11/95 of the Communications Ministry, the Contracted Party has the right to replace the equipment of its ownership or legal possession, as well as the means of access, whenever it is convenient or necessary for providing the services contained in the Addendums, or for the preservation and improvement of its technical quality, provided by previous notice to the Contracting Party, and without any costs for the Contracting Party, being guaranteed the regular rendering of services, object of this Addendum.

     11.3. The contact between the Contracted Party and the Contracting Party shall be performed in writing, except for the oral understandings arisen from emergencies, which shall be confirmed within a (5) five-weekday term.

     11.4. The Addendums can be subscribed by the Parties' legal representatives or attorneys-in-fact, regularly constituted.

     11.5. In case the Contracting Party fails to make available to the Contracted Party any equipment owned by the Contracted Party within thirty
     (30) days subsequent to the termination of this Agreement, it is forthwith authorized to take the relevant legal proceedings so as to determine search and seizure actions of said equipment or charge market values, of that time, for such equipment, effecting the respective protest and execution, if necessary.

     11.6. Notwithstanding provisions contained in Clause 11.7 below, none of the Parties shall be liable for loss and damages, particularly incidental, indirect damages and loss of profit, and it shall not indemnify the other Party's for its commercial drawbacks and for the complains of third parties or of its clients, arisen from failures occurred during operations under the other Party's responsibility, except for the cases of direct damages or in cases in which deliberate action or omission of one Party is evidenced aiming at damaging the other Party (malice).

     11.7 Each Party agrees to fully indemnify and to exempt the other Party from responsibility, regarding direct loss and damages, direct losses (including attorneys' fees) or losses incurred by the other Party by virtue of any third parties' claims on the grounds of (a) violation on the part of one Party of any duty, statement or guarantee set forth in the current Agreement or (b) damages caused by malice or fault of its employees and/or hired personnel, which damages shall be verified in adequate judicial action. This clause shall apply solely to the cases where there is no specific penalty defined in this Agreement and its Addendums.

     11.8. The Contracting Party is fully responsible for the inadequate use of the services, object of the present Agreement that may eventually damage third parties, including those which relate to intellectual property, being liable for any damages it gives rise to.

     11.9. The Contracted Party does not take responsibility for services provided by the Contracting Party to third parties.

     11.10. In the assumption of any clause, term or provision of this Agreement and/or any Addendum and their respective Exhibits being judicially declared invalid, unlawful or unfeasible, the validity, lawfulness and feasibility of the other provisions shall not, in any way, be affected or damaged and none of the Parties shall be penalized by the statement of invalidity, unlawfulness or unfeasibility of the present hiring.

     11.11. Any omission or tolerance by any of the Parties in demanding from the other the strict compliance with the duties herein agreed upon, or the performance of any right arisen from this Agreement and/or of any Addendum and its respective Exhibits, shall not constitute renewal or waiver of them, nor shall this affect its right to perform them at any time. The isolate or partial performance of any right, claim, power or privilege arisen from this Agreement and/or any of its Addendums and their respective Exhibits shall not hinder any other performance subsequent to them or the performance of any other right, claim, power or privilege.

     11.12. Each and every modification, alteration or addendums to the present Agreement shall only be valid if performed through a written instrument, signed by all the Parties.

     11.13. In case of any conflict between the present Agreement and any of its Addendums and respective Exhibits, which is set forth in the Agreement shall always entirely prevail.

     11.14. The current Agreement is (and any Addendum and respective Exhibits shall be) executed in irrevocable and irreversible manner, committing the Parties and their successors, at any title. For the purposes of the present Agreement and Addendums and their respective Exhibits, the partnership arisen from the merger or incorporation of any of the Parties, shall be considered a successor, independently of its having the same name and/or corporate registration of the originally contracting Parties.

     11.15. Communications and notices arisen from the present Agreement and/or any Addendum and respective Exhibits shall be made through copied and docketed mail, addressed to the representatives of the Parties, as listed below, and to the addresses combined below or to other addresses, as previously informed by the Parties. Pursuant the convenience of the Parties, notifications and communications stemming from the current Agreement can be made via facsimile, being, in this assumption, considered as having been validly received if and when correctly sent, and in such a situation, the original document shall be delivered to the addressed Party through copied docketed mail within five (5) weekdays.

     If to the Contracted Party:

     Gerencia de Contas Atacado SP [Manager of Wholesale Accounts]

     Phone: (011) 3054.8808
     Fax: (011) 3054.8924

     If to the Contracting Party:

     C/O Diretor de Operacoes [Operations Director]
     Fax: (011) 4993 5959
     Phone: (011) 4993 5943

     11.16. The Contracted Party bears the full entire responsibility for the inadequate use and/or violation of the rights related to intellectual property, patents, trademarks, copyrights, rights of software use and other property rights of any third party in connection with the execution of this Agreement and of its respective Addendums, which may damage third parties being directly and exclusively responsible for any direct damages and for judicial decisions which are evidently caused by virtue of the non-compliance with this clause.

     11.17. In case any item described in item 11.16 becomes, or has the possibility of becoming object of conflict or claim, the Contracted Party shall, besides the indemnification set forth in 11.16 and other rights that the Contracting Party has, in accordance with this Agreement, forthwith and at its own exclusive expenses, exert its best efforts to (i) assure the right to continue to use the item or (ii) replace or modify the item so as to correct the infraction, provided that such replacement or modification does not cause degradation in the performance and in the quality of the component of the affected service. In case none of the aforementioned actions can be performed by the Contracted Party, and only in such a situation, the Contracted Party shall withdraw the item from the services set forth in the Addendums and the applicable amounts, pursuant to this Agreement, shall be adjusted so as to reflect such withdrawal.

     11.18. Each Party states and guarantees that (i) it has the necessary power and authority to hire and comply with the duties and transactions established by the Agreement and its Addendums, and (ii) the execution, delivery and compliance of the Agreement and the accomplishment of the transactions set forth by the Agreement have been duly authorized, in accordance with the necessary proceedings of the respective Party.

12. TWELFTH CLAUSE - CONFIDENTIALITY.

     12.1. As result of the access they have had and which the Parties may have to Confidential Information of the other Party, as defined in 12.6 below, the Parties reciprocally agree to the following:

     a) Not to allow access to Confidential Information of the other Party by third parties which are not their managers, employees, representatives, agents or advisers, which have agreed to a written commitment containing confidentiality requisites substantially and reasonably comparable to those presented in this clause, and to these people just in whatever necessary measure to allow the execution of the object of this Agreement.

     b) Not to use any of the Confidential Information, except for the purposes set forth in this Agreement and/or other agreements entered into between the Parties; to keep the highest confidentiality possible, regarding the received confidential Information, including rigorously watching over it, so that there is no circulation of copies, e-mails, faxes or other means of communication, either private or public, about the confidential Information, besides what is strictly necessary for complying with this Agreement.

     12.2.The Parties acknowledge that it is not considered infraction to the provisions of item 12.1.above cases in which:

     a) The information is made available to the general public through means that do not arise form its disclosure by the Parties or their respective shareholders/quotaholders, controlled or controlling companies of their respective shareholders/quotaholders, representatives, employees or advisors;

     b) The disclosure is demanded by a national or international Governmental Authority, including by the Security Exchange Commission- SEC, under the penalty of non-compliance and other penalty being featured. In such assumptions, the material to be disclosed shall be the object of all applicable governmental or judicial protection, and the Party which has to disclose such information shall notify the other Party previously to the disclosure;

     c) The disclosure is previously authorized by the other Party, in writing;

     d)        It is lawfully known or independently developed the Receiving
               Party; and

     e) It is lawfully obtained from any third parties under no confidentiality duty.

     12.3. The Parties shall instruct all those to whom they supply access to Confidential Information from the other Party about the secrecy duty and about the need not to disclose the obtained information.

     12.4. The Parties shall remain obliged to keep and to maintain the strictest secrecy regarding the Confidential or Privileged Information, obtained by virtue of the execution of this Agreement, for a (3) three-year term, counted as of its termination and its eventual extensions.

     12.5. Violation of the provisions set forth in items 12.1 to 12.4 above or the non-compliance with the confidentiality duties set forth in this instrument, shall subject the infringing Party to refund all the losses incurred by the damaged Party due to such violation, being such indemnification exclusively limited to the evidenced direct damages suffered by the damaged Party as a result of the non-compliance of the confidentiality duties herein agreed upon.

     12.6. It is understood by "Confidential Information" each and every information that is disclosed or made available from one Party ("Revealing Party") to the other ("Receiving Party"), related to their businesses and operations, made available throughout the negotiations or along the term of this Agreement and its respective Addendum(s), at any title, including, but not limiting: personal data and traffic contents via e-mails of the Contracting Party's clients and/or users, transmitted through the services herein hired, statistic data, besides all and any data and/or reports furnished by the Parties, data which involve design of products, sales, invoices, information about the Parties<180> clients and suppliers and other non-published financial information, planning of products and businesses, plans, the Revealing Party's relationship with its clients, employees, service providers and suppliers, technological processes, formulae, source codes, with no loss to eventual patents and any support data supplied by the Parties for the accomplishment of the present Agreement and its Addendum(s).

13. THIRTEENTH CLAUSE - PROJECT MANAGEMENT

     13.1. The Contracted Party shall appoint within fifteen (15) days, counted as of the execution of this Agreement, a support team dedicated to the Contracting Party, which will be responsible for supervising the service rendering set forth in this Agreement and in its Addendums and the relationship between the Parties. Such a support team will be formed by an Accounts Manager and a Project Manager (each one subject to the Contracting Party's approval) who (i) will be responsible for the building, maintenance and operation of the network's infrastructure, (ii) will have the daily authority to take necessary steps for assuring the Contracting Party's satisfaction towards the service set forth in this Agreement and in its Addendums and (iii) will be responsible for assuring the performance of the duties herein agreed upon on the part of the Contracted Party. The people who integrate such a support team will be the first contact point for the Contracting Party.

14. FOURTEENTH CLAUSE - JURISDICTION

     14.1. It is hereby elected the central court of the County of Sao Paulo to settle queries that may eventually arise regarding the execution of the present Agreement, with express waiver of any other, privileged as it may be.

In witness whereof, the Parties execute the present Agreement in three (03) counterparts of equal form and content, in the presence of two (02) witnesses, committing, either in court or out of court, itself and its successors.



                                                 Rio de Janeiro, March 31, 2003.



TELEMAR NORTE LESTE S.A.


/s/ ABEL AMARAL CAMARGO, JR.
--------------------------------------
ABEL AMARAL CAMARGO, JR.
SALES MANAGER


AOL DO BRASIL LTDA


/s/ EDSON PAVO
--------------------------------------
EDSON PAVO
LEGAL DIRECTOR




WITNESSES:


/s/ MARIANA UEMURA SAMPAIO
--------------------------------------
1:Mariana Uemura Sampaio

/s/ RICARDO FONZAGHI
--------------------------------------
2:Ricardo Fonzaghi


AOL DO BRASIL LTDA


--------------------------------------


--------------------------------------

ADDENDUM TO AGREEMENT No. CO/TELEMAR/UMA/SIP/0001-2003 ("Agreement")

TC DIAL IP SERVICE - MODALITY EXCLUSIVE

                                   ADDENDUM No. 01 ENTERED INTO BETWEEN AOL
                                   DO BRASIL  LTDA.  AND TELEMAR  NORTE LESTE
                                   S.A.

THE PARTIES:

The parties to the present Agreement are:

CONTRACTING PARTY: AOL DO BRASIL LIDA, a limited liability company, with its main place of business at Avenida Industrial 600 - 2. floor, in the town of Santo Andre, State of Sao Paulo, enrolled in the National Registry for Legal Entities (CNPJ/MF) under n. 03.032.579/0001-62, in this act represented pursuant to its Articles of Association, hereinafter simply called CONTRACTING PARTY, and

CONTRACTED PARTY: TELEMAR NORTE LESTE S.A., a publicly-held corporation, with its main place of business in the city of Rio de Janeiro, State of Rio de Janeiro, at Rua General Polidoro, 99 - 5. floor, Bairro Botafogo, enrolled in the National Registry for Legal Entities (CNPJ/MF) under n degrees 33.000.118/0001-79, in this act represented pursuant to its Articles of Association, hereinafter simply called CONTRACTED PARTY.

WHEREAS the highlighted terms and expressions, written with initial capital letters, shall have the meaning to them attributed in this Addendum or in Exhibit A to this Addendum,

The Parties AGREE to the following:

1. FIRST CLAUSE - THE OBJECT

         1.1. The present Addendum has as its object the rendering of services by the Contracted Party, necessary for the installation and continued availability of the Dialed IP Connections for the Contracting Party's specific applications in Region I of the General Plan of Granting (GPG) approved by Decree 2534/98, service hereinafter called TC DIAL IP (the "Services").

         1.2. TC DIAL IP, in its modality EXCLUSIVE, object of this Agreement, shall be performed in accordance with the service's characteristics, described in this Addendum and in its Exhibits.

                  1.2.1. TC DIAL IP Service includes the supply, by the Contracted Party, of telecommunications infra-structure necessary for providing access to the Internet, in narrow band (i.e., through dialed access also called "dial up"), through the installation and continuous availability of dialed IP connections in the modality EXCLUSIVE (hereinafter simply called "Access Ports").

         1.3. The Contracting Party shall make use, to supply the TC DIAL IP Service, of its infrastructure, which it administers in order to provide dialed IP connection which shall allow the Users to have access to the Internet and to the Contracting Party's Content, pursuant to the terms of item 12.1. The localities of Region I of the GPG, where the Contracted Party has infra-structure to supply TC DIAL IP Service, on this date, are listed in Exhibit 1.4. in this Agreement (List of Localities).

         1.4. The number of Access Ports contained in Exhibit 1.5 (Distribution of Access Ports per Locality) shall be enlarged or upon Contracting Party's request, at its discretion, provided that such request is made in writing, in accordance with the terms of Exhibit 2.20 to the present Addendum. In case of increase, there shall be no alteration in the unit price and in the other commercial and contractual conditions applicable to the new Access Ports.

         1.5. It is forthwith agreed that local connection telephone numbers shall be made available by the Contracted Party for the Contracting Party's local connection.

         1.6. Without incurring in the payment of any fines and/or indemnifications, the Contracting Party can, at any time, during the validity of this Addendum, request the cancellation of any Access Port or related service, with a previous notice of at least thirty (30) days of to the Contracted Party, being the modularity applicable to the equipment respected; it forthwith agrees to comply with such cancellation order in the said period of time, without additional costs for the Contracting Party.

2. SECOND CLAUSE - CONTRACTED PARTY'S DUTIES

         2.1. To supply, install and configure the equipment and the access system necessary for providing TC DIAL IP Service.

         2.2. To adequately dimension its Network so as to guarantee the quality criteria set forth in this Addendum and in its Exhibits. The Services shall meet or exceed the performance standards identified in Exhibit 2.4(ii) to the present Addendum (such performance standards are jointly called "Service Levels"). With no prejudice to the Contracting Party's other prerogatives, if the Contracted Party fails to attend any Service Level, the Contracted Party shall, with no additional cost for the Contracting Party:

                  2.2.1.   investigate and report the causes for the problem;

                  2.2.2. advise the Contracting Party about the measures which are being taken to solve such problems;

                  2.2.3. correct the problem for the Service Levels to be attended to, as soon as possible; and

                  2.2.4. adopt preventive adequate measures to prevent the re-incidence of the problem.

         2.3. Provide connectivity of the dialed accesses to the CFAS (Commuted Fixed Access Service).

         2.4. Provide TC DIAL IP Service pursuant to the terms and conditions of technical specifications required by the Contracting Party, as set forth in Exhibit 2.4(i) (Technical Specifications of Equipment and Services), strictly complying with quality and availability criteria and parameters of described in Exhibit 2.4(ii) (Quality Criteria), which includes making available to the Contracting Party the managerial reports described in Exhibit 2.4(iii) (Online and Offline Managerial Reports).

         2.5. The requested Increase of the number of Access Ports shall be implanted, as described in Clause 1.4.

         2.6. Maintain TC DIAL IP Service in full adequate operation, in order to assure its operation twenty-four hours (24) a day, seven (7) days a week, except for the preventive maintenance periods, which shall be communicated with a minimum advance of seventy-two (72) hours. In the cases when communication is not technically viable, in the period of time described above, the communication will be accepted with a minimum advance of forty-eight (48) hours. In period in which TCDIAL IP Service is out of operation the Contracted Party is not exempt from complying with other procedures agreed upon in the present Addendum.

         2.7. Provide technical, preventive and corrective maintenance and provide support for the solution of problems and of failures in Contracted Party's equipment used to provide TC DIAL IP Service, within the term set forth in Exhibits 2.4(ii) and
                  2.15 and in item, 2.13 below. For such, the Contracted Party shall keep work teams and technical maintenance twenty-four
                  (24) hours a day, seven (7) days a week, pursuant to the terms of Exhibits 2.4(ii) and 2.15.

         2.8. Inform the Contracting Party of new localities of Region I of the GPG in which TC DIAL IP Service will become available, at least thirty (30) days prior to the date established for the release of such availability, noting that the supply terms and conditions set forth in this Addendum shall be applied to such new localities.

         2.9. Inform the Contracting Party, in writing, within the maximum term of thirty (30) days, counted as of the receipt date of the Request for New Localities (a) whether or not it wishes to make TC DIAL IP Service available, under the conditions of the present Addendum and its Exhibits, being respected the amounts of Access Ports contained in the Request for New Localities; and (b) about the necessary term for the implantation, which shall be technically evidenced, whenever requested by the Contracting Party. For the purposes of the present Addendum, the Contracted Party's omission within the thirty-day term or the absence of the aforementioned technical grounds shall represent express waiver to the right of supplying TC DIAL IP Service in the localities in question.

         2.10. Make the TC DIAL IP Service available to the Contracting Party in all the localities assisted for such service, pursuant to the terms of the present Addendum and its Exhibits.

                  2.10.1. The localities assisted by such TC DIAL IP Service are those listed in the Exhibit 1.4 and others which may eventually be informed, in accordance with item
                           2.8 above.

         2.11. Keep the blockage of return calls in all access trunks that are part of the TC DIAL IP Service, object of this Addendum, being clear that the Contracted Party shall directly and exclusively bear all any costs of such calls, in case they occur, forthwith exempting the Contracting Party from any liabilities related to such calls.

         2.12. Whenever problems occur that make the supply of TC DIAL IP Service unviable and which result in discontinuance and/ or unavailability of the full use of the Service by the Contracting Party, the Contracted Party shall solve such problems within the maximum term set forth in Exhibit 2.4(ii), in order to guarantee the availability standard, with no prejudice to other provisions contained in the Exhibits.

         2.13. If in such a term no solution is found for such problems caused by and/or which are of the Contracted Party's responsibility, than the Contracted Party shall pay the Contracting Party, until the thirtieth (30th) day of the subsequent month in which such problems occurred, the amount resulting through the application of the following formula:

                       PIF       n
                  C = ------ X [Sigma]   (NINDi X TI)
                       1440     i=1
         where

         C is the credit due as result of service discontinuance in certain localities in the respective month (in R$);

         PIF is the price in force (in R$) of the Access Port pursuant to this Agreement;

         n is the number of localities in which service outage occurred in the respective verification month.

         NIND is the number of unavailable access ports per locality in the month of the discontinuance.

         TI is the amount of thirty-minute periods of discontinuance rounded up to the next whole number.

For such a purpose, localities in which such discontinuances have been requested by the Contracting Party or in which duly programmed preventive maintenance took place will not be considered.

                  2.13.1. Should the problems described in item 2.13 above last for a period equal or superior to one hundred and twenty (120) consecutive hours, in a same locality, than the Contracted Party shall pay the penalty described in item 2.13 above to the Contracting Party, and, additionally, a fine calculated pursuant to the formula below:

                        n
         F=2 X PIF X [Sigma] NI
                       i=1
         where

         F is the penalty amount, in R$, for all the localities in which a service outage of Access Ports occurred for a period equal or superior to one hundred and twenty (120) consecutive hours in one month;

         PIF is the price in force (in R$) for each Access Port pursuant to this Agreement;

         NI number of Access Ports with service outage in a period equal or superior to one hundred and twenty (120) consecutive hours in the same locality;

         n is the number of places in which service outages occurred in the respective month.

For such a purpose, localities in which such discontinuances have been requested by the Contracting Party or in which duly programmed preventive maintenance took place will not be considered.

                  2.13.1.1. In situations described in item 2.13.1 above, the
                            Contracted Party shall exert its best efforts to re-establish the Services in the minimum term possible, including through third parties' resources, whenever they are available, guaranteeing, whenever technically possible, the maintenance of the telephone numeration already used by the Contracting Party.

                  2.13.2. Exhibit 2.4(ii) contains the description of the quality parameters, of availability and service level (SLA) to which the additional penalties set forth in Exhibit 2.4(ii) are also applicable to the Contracted Party.

         2.14. To comply with and respect all operational procedures described in Exhibit 2.15 (Flow of Operational Procedures).

         2.15. The Contracted Party commits never to collect, analyze, stock and/or make use of any information (except for ticketing and/or certification purposes, by the Contracting Party) of the Contracting Party's Users who navigate making use of the TC DIAL IP Service, including, but not limiting to: names, commercial and residential addresses, logins, e-mails, Web pages, used Internet services, etc.

                  2.15.1. The Contracted Party further commits to keep in full confidentiality each and any information of Contracting Party's Users who make use of the TC DIAL IP Service, as well as to take all the necessary steps (including through the implementation of adequate security measures) to prevent third parties from having access to any information of the Contracting Parties' Users.

3. THIRD CLAUSE - CONTRACTING PARTY'S DUTIES.

         3.1. To certify and validate access OF Contracting Party's Users to the Internet and to the Contracting Party's Content.

         3.2. To create and generate all the maintenance systems and create the necessary passwords and access codes so that Users can use its Services.

         3.3. The Contracting Party shall be the sole responsible for the relationship with the final consumer of its services, including marketing and sales, system and charging of subscriptions and any contact with the final consumers of such services (Central of Services), as well as for the programming part (Content, programming, services, information, entertainment, etc.), exempting the Contracted Party from any liabilities arisen from problems related to such activities, as well as for any responsibility with respect to assistance to final consumers of services rendered by the Contracting Party.

         3.4. To effect the payment due for services rendered by the Contracted Party, in the form, time and conditions set forth in this Addendum.

         3.5. Inform the Contracted Party, in writing, ("Request for New Locality"), whenever it wishes to hire the Service, object of the present Addendum, in a new locality which is not currently provided with the Contracted Party's Network.

4. FOURTH CLAUSE - PRICE

         4.1. For the TC DIAL IP Service provided, the Contracted Party shall receive from the Contracting Party the payment detailed in Exhibit I to this Addendum. Amounts related to Ports which had not been (a) requested by the Contracting Party, pursuant to Exhibit 2.20; and (b) accepted by the Contracting Party, in accordance with the terms of the Final Acceptance contained in
                  Exhibit 2.20; may not be charged by the Contracted Party and are not due by the Contracting Party.

         4.2. All the prices due, under this Agreement shall be charged in REAIS (R$) through a collection document addressed to:

                        Diretor de Operacos de [Operations Director]
                        AOL Brasil
                        Av. Industrial, 600 - 2o.andar
                        Santo Andre - SP CEP 09080-500

5. FIFTH CLAUSE - DELIVERY AND ACCEPTANCE OF ADDRESSES.

         5.1. The Contracting Party can accept or reject Access Ports, as set forth in Exhibit 2.20 to this Agreement.

         5.2 The Contracted Party acknowledges that is of major importance to the efficient rendering of the TC DIAL IP Service the compliance with the terms of the "Implantation Time Schedule" and others terms related to the installation of the Access Ports jointly agreed by the Parties, in order to enable the implementation, pursuant to this Addendum and its Exhibits, of the rendering of TC DIAL IP Service.

         5.3 The Contracted Party will be considerate in default (as provided in item 7.1 (ii)) in case of non-compliance of the terms set forth in the Implantation Time Schedule as a result of act or fact not attribute to the Contracting Party for the activation of Access Ports in an amount superior to 10 % (ten percent) of the total aggregated amount of Access Ports..

         5.4 In case the (i) terms provided in the Implantation Time Schedule and (ii) other terms regarding the installation of Access Ports provided in the exhibits to this Addendum are not comply with, than t the Contracted Party shall pay to the Contracting Party the penalty fee described hereinbelow (in which case the limitation of 10% (ten) percent provided in item 5.3 above shall not apply):

                  5.4.1 In case of delay in the activation of Access Ports, not superior than 30 days, the Contracted Party shall pay a daily penalty fee to the Contracting Party in the amount of R$ [**] ([**]REAIS) for each non activated Access Port until the date of the effective activation of each ports or until the 30 delay day of activation, prevailing the date that occurs first.

                  5.4.2 In case of delay in the activation of Access Ports, superior than 30 days, the Contracted Party shall pay a daily penalty fee to the Contracting Party in the amount of R$ [**] ([**]REIAS) for each non activated Access Port, from the 31(0) delay day, until the day of the effective activation.

         5.5 The Contracted Party agrees to promptly inform the Contracting Party about the potential delay of any the activation of Access Port.

         5.6      With respect to the installation of Access Ports provided in
                  Exhibit 1.5 to this Addendum, the determinations of items 5.2 to 5.5 above will only be applicable in case of activation delay superior than 120 days counted from the date in which this Addendum is signed. In case the Contracted Party does not delivery a minimum of 95 % of the ports provided in Exhibit
                  1.5 to this Addendum within 60 days counted from July, 1, 2003, than the Contracted Party shall pay a penalty fee equivalent to [**] times the monthly cost for each port (excluded taxes levied thereon) multiplied by the total number of ports provided in Exhibit 1.5, but limited to the total amount of R$ [**] ([**] REAIS).

6. SIXTH CLAUSE - VALIDITY TERMS

         6.1. The present Addendum shall be in force on the date of its execution, being the validity term of this Addendum of thirty-six (36) months, counted as of its execution date ("Validity"), having the Contracting Party the option to extend this Addendum for three (03) equal successive periods of twelve (12) months, through notification to the Contracted Party with at least thirty (30) days prior to the expiration of the Validity or of any of its extensions.

                  6.1.1. The Exhibits to the present Addendum already include all the Access Ports supplied by the Contracted Party to the Contracting Party under each and any agreement or addendum in force on this date between the Contracting Party and the Contracted Party, related to TC DIAL IP Service by the Contracted Party.

7. SEVENTH CLAUSE - TERMINATION

         7.1. Apart from cases specifically provided for in other clauses of this Addendum, any of the Parties can legally terminate the present Addendum, with no liens, independently of any judicial or extra-judicial notification and through a simple notification, in writing, to the other Party, in case the other Party:

                  (i) transfers to third parties, wholly or partially, its rights and duties stemming from this Addendum, besides the assumptions set forth in the Agreement or in this Addendum, without the previous written consent of the other Party; and

                  (ii) fails to comply with the duty set forth in this Addendum and/or its Exhibits, fault which is not corrected within a (60) sixty-day term subsequent to the notification from the other Party.

         7.2. The Parties expressly agree and forthwith accept that the Party ("Infringing Party") that gives rise to the termination of the present Addendum previously to the final term of this Addendum, in the assumptions set forth in item 7.1. above, shall be subject to the payment of compensatory penalty to the other Party ("Innocent Party"), within a (5) five-day term, counted as of the termination date.

         The compensatory penalty herein determined shall be calculated through the application of the following formula:

                  F = V x NP x MM
         where:

         F = penalty amount to be paid by the Infringing Party to the Innocent Party;

         V = Price per Access Port in force by the time of the termination of infra-structure and hired services supply.

         NP = Number of Access Ports active in the month previous to the termination month of this addendum;

         MM = Number of missing months till the expiration of the present Addendum.

         7.3. Assistance in the Transference. In any situation of termination caused by the Contracted Party and at the expiration of this Addendum, before the expiration of the validity period of the present Addendum, the Contracted Party shall keep supplying the Services rendered to the Contracting Party, pursuant to the terms of this Addendum and of its Exhibits, pursuant to the same conditions agreed upon, for the minimum term of ninety (90) days, at the Contracting Party's exclusive discretion, as of such termination date, with no prejudice to payment obligations due with respect to such services, as set forth in the present Addendum and in its Exhibits, and of payment of penalty, if it is the case, pursuant to item 7.2.

         7.4. In case of expiration or termination of this Addendum, the Parties commit to stop using and to return to the respective Party any existing confidential information belonging to the other party and related to this Addendum and its Exhibits, as well as any codes, accesses or addresses supplied by both the Parties.

8. EIGHT CLAUSE - FORCE MAJEURE

         8.1. None of the Parties shall be considered in default of its duties set forth in the Agreement or in this Addendum if and provided that its performance is directly or indirectly prevented or delayed by Acts of God and/or force majeure events, as set forth in the Brazilian Civil Code (hereinafter any of such events shall be called "Force Majeure Event"). Notwithstanding what has been detailed herein, if Contracted Party's suppliers fails to comply with its duties taken over in the letter's agreement with the Contracted Party, this shall not constitute a Force Majeure Event for the Contracted Party, unless such fault, on the part of the supplier, is caused by a Force Majeure Event.

         8.2. Concerning any Force Majeure Event, the damaged Party shall not be compelled to comply with its duties, then affected during the period through which such circumstances remain, and such Party shall exert its best efforts to resume its performance, as soon as possible. Any Party, whose performance is prevented or delayed by the Force Majeure Event shall forthwith notify the other Party through telephone contact (to be confirmed in writing in up to two (02) weekdays as of the outset of such delay) and describe in detail the Force Majeure Event. In so far as one Party can reasonably foresee that it will be affected by a Force Majeure Event, such Party shall immediately notify the other Party of such foreseen delay and describe, in as much detail as possible, the force Majeure Event.

         8.3. If a Force Majeure Event prevents or delays the Contracted Party's performance for more than thirty (30) consecutive days, then, the Contracting Party can hire any third parties for the services set forth in this Addendum, without incurring in any fines or penalties, being ascertained that, subsequent to that discontinuance of the service providing by the Contracted Party, the Contracting Party commits to restore the provisions of this Addendum and its Exhibits in up to thirty
                  (30) consecutive days.

9. NINTH CLAUSE - MISCELLANEOUS.

         9.1. The Contracted Party bears no responsibility whatsoever for the undue use of the TC DIAL IP Service by any of the final or third party's users.

         9.2. The Exhibits mentioned hereinbelow, initialed by the Parties, integrate this Addendum for legal purposes.

         9.3. This Addendum constitutes the full agreement between the Parties, related to the subject matter in question, replacing each and any document produced about the same subject. Each and any modification, alteration or addendum to the present Addendum shall only be valid if performed through a written document, signed by all the Parties.

                  9.3.1. Activation or deactivation of the TC DIAL IP Service by the Contracted Party, stemming from the Contracting Party's written request shall be considered an automatic addendum to the present Addendum, particularly its Exhibits 1.4 and 1.5.

         9.4. In case of any divergence between the present Addendum and any of its Exhibits, the provisions of this Addendum shall always fully prevail.

         9.5. Each Party states and guarantees that (i) it has the necessary power and authority to hire and comply with the duties and transactions described in the Agreement and in the present Addendum and (ii) the execution, the delivery and the compliance with the Agreement and the present Addendum and the accomplishment of the transactions described by the Agreement and the present Addendum have been duly authorized in accordance with the necessary procedures of the respective Party.

         9.6. In case any of the terms of this Agreement or of this Addendum eventually conflict with the law under which the Agreement and this Addendum are constituted or if any of the terms herein set forth is considered invalid by a court with jurisdiction over both the Parties, the rest of the Agreement or of this Addendum shall remain in full validity. In case the invalidity of the said terms prevents the compliance of the fundamental purpose of this Agreement, the Contracted Party and the Contracting Party shall forthwith start negotiations in good faith to refund the affected Party of such a fact of the value (either cash or in services) equivalent to the amount that such Party would have received in case such terms had not been considered invalid.

         9.7. In the assumption that the Contracted Party is forbidden to provide the services hired by the present instrument, by order of the National Agency of Telecommunications (ANATEL), provided that such a prohibition had not stemmed from acts of the Contracted Party's responsibility, including, but not limiting, failing to comply with the present concession agreement or by virtue of any modification in the applicable legislation in force, the present instrument shall be forthwith terminated through the Contracted Party's written notice to the Contracting Party, informing that it shall be immediately terminated. The Agreement's termination for such a reason, even if on the grounds of acts of the Contracted Party's responsibility shall not provide any of the parties with any right to indemnification, reparation and/or compensation and the Contracted Party shall have to exert its best efforts to assure the continuity of the hired service.

         9.8. Except for the cases where the previous liberation to the other Party is impossible by law, none of the Parties shall issue any notices to the press, advertisements and marketing material, advertising or other promotional materials related to the Agreement or to the present Addendum or that make reference to the other Party or to its commercial names, trademarks or service marks without the previous written authorization of the other Party, which shall not be denied or put off without feasible reasons.

                  9.8.1. Notwithstanding the aforedetailed, (i) any of the Parties can issue press releases and other notices, as requested by the United States Securities and Exchange Commission, without the other Party's authorization, and (ii) the Contracting Party can issue press releases solely mentioning the existence of this Addendum, without the Contracted Party's authorization.

         9.9. All the notices, requisitions, demands and determinations under this Agreement (except for communications of operational routine and the ones hereby specified) shall be in writing and shall be considered as having been properly delivered (i) when delivered in hand, (ii) one (01) weekday after having been handed over to an express mail service, with a reliable monitoring system of delivery, (iii) four (04) weekdays after the postage day when sent by mail, registered letter, with compulsory receipt, pre-paid stamping and addresses, as follows:


              FOR THE CONTRACTING PARTY:                              FOR THE CONTRACTED PARTY

                   AOL BRASIL LTDA.                                          COPIES TO:

Av. Marginal do Rio Pinheiros, 5200 - Ed. Philadelphia
 - 2o. andar - CEP 05693-000 - Sao Paulo - SP - Brasil
        Attn: Diretor Juridico [Legal Director]
                Fax: +55 (11) 3759 7401

                   AOL BRASIL LTDA.

Av. Marginal do Rio Pinheiros, 5200 - Ed. Philadelphia
 - 2o. andar - CEP 05693-000 - Sao Paulo - SP - Brasil
   Attn: Diretor de Operacoes [Operations Director]
                Fax: +55 (11) 3759 7401


         The Parties forthwith agree that the above addresses can be altered provided that one Party gives the other previous notice of this new address and the date when it will become effective.

         9.10. Nothing herein contained shall be interpreted as creation of any representation, partnership or any other type of company formation between the Parties.

         9.11. The Parties make themselves responsible for the payment of salaries and other labor duties, of social security and social contributions related to their employees, related to the Services to be provided, responsibility which falls fully to the respective Party. Besides, each Party assumes full labor responsibility for their personnel, including social, social security, death, administrative, disciplinary, fiscal and/or civil, being such Party considered the sole employer, there being no connection between its employees or representatives with the adverse Party.

                  9.11.1. In case any complaints or judicial claims are filed against one of the Parties by an employee, director, ex-employee or ex-director of the Adverse Party, due to its functions related to this agreement, such adverse Party agrees to substitute the other Party as defendant in such a complaint or claim. In case this substitution is unfeasible, the adverse Party agrees to refund the other Party for any expenditures (including attorneys' fees for loss of suit) incurred by such Party in the filed complaint or claim.

         9.12. The Parties forthwith agree that any duties that remain in force after the termination, the cancellation or the expiration of this Agreement, of this Addendum and its Exhibits shall survive and remain in force, as expressly set forth in this Addendum or in its Exhibits.

         9.13. Both the Parties shall act in compliance with all the laws and regulations which are relevant to its respective performance, pursuant to this Agreement and/or this Addendum. The Contracted Party shall not collect, sue, file or reveal any personal data related to the Contracting Party's members. Besides, the Contracted Party shall not violate the communication secrecy of the Contracting Party's users and final consumers, via services.

         9.14. The Parties agree that they shall not use the names, logotypes or trademarks of the other Party or of its Affiliates, without the previous written consent of the latter.

         9.15. No omission or delay of any of the Parties in performing any of the rights herein contained shall be considered as waiver or renewal, nor can any isolate or partial performance of any right herein set forth, prevent any future or ampler performance of such right or of any other right.

         9.16. As of December 31, 2005, any hiring of services contained in this Addendum (or other services with equivalent functionality, independently of the used nomenclature), in Region I of General Plan of Granting (GPG) according Decree Law 2.534, April 2, 1998, by the Contracting Party will be always made with the Contracted Party except: (a) in the assumption set forth in Clause Eighth of the

                  Agreement, related to price revision where the Contracted Party refuses its pre-emptive right for new hiring or (b) whenever there is express refusal on the part of the Contracted Party, pursuant to the present Addendum and its Exhibits or yet, (c) in the localities where the Contracted Party does not comply with the minimum standards of quality and other necessary technical conditions, pursuant to the terms of this Addendums and respective Exhibits.

         9.17.    Non-compliance with the pre-emptive right set forth in Clause
                  9.16 above, by the Contracting Party shall imply in the payment of compensatory penalty to the Contracted Party proportional to the remaining period until the Agreement's expiration, to be calculated as follows:

                           F  = V X MM/N, where:

         V = R$ [**], readjusted every twelve (12) months, counted as of the execution date of this Agreement by applying the variation of the IGP/DI of the Getulio Vargas Foundation, and, in case of extinction of such index, the official index that will eventually replace it shall be applied.

         MM = Number of the missing months for the expiration of the present Addendum.

         N = Number of months between January 1, 2006 and the expiration of this Addendum.

10. TENTH CLAUSE - JURISDICTION AND APPLICABLE LAW

         10.1.    The present Agreement shall be governed by the Brazilian Law.

         10.2. The Parties elect the central court of the city of Rio de Janeiro to settle eventual controversies stemming from this Addendum and its Exhibits.


         In witness whereof, they sign the present Addendum in three (03) counterparts of equal form and content in the presence of the witnesses below:


Rio de Janeiro, August, 27,  2003.



TELEMAR NORTE LESTE S.A.



/s/ ABEL AMARAL CAMARGO JUNIOR
-----------------------------------------
Name: Abel Amaral Camargo Junior
Position: Manager Sales



AOL DO BRASIL LTDA



/s/ EDSON PAVAO
-----------------------------------------
Name: Edson Pavao
Position: Legal Director



/s/ MARIANA SAMPAIO
-----------------------------------------
Name: Mariana Sampaio
Position: Manager Legal

EXHIBIT A - DEFINITIONS

         FOR THE PURPOSES OF THE PRESENT ADDENDUM, BESIDES THE DEFINITIONS SET FORTH IN THE OTHER ITEMS, THE FOLLOWING TERMS AND EXPRESSIONS MEAN:

         "SERVICE AREAS" means the Initial Service Areas and the Additional Service Areas.

         "ADDITIONAL SERVICE AREAS" shall mean any localities, besides the Initial Service Areas, requested, from time to time, by the Contracting Party and to which the Contracted Party accepts to offer dial-up service, object of this Addendum.

         "INITIAL SERVICE AREA" means the localities listed in Exhibit 2.21 of this Addendum.

         "AFFILIATE" means, concerning one of the Parties, any other controlling or controlled entity or an entity under common control or entities belonging to the same economic group. Regarding the Contracting Party, an "Affiliate" also means any entity which operates or distributes or is authorized to operate and distribute AOL service.

         "AOL SERVICE" means an interactive service containing trademarks which are owned or controlled by the Contracting Party or an Affiliate of the Contracting Party, or using the whole or a portion of the Contracting Party's network or of an Affiliate of the Contracting Party or support systems.

         "EXTRA EXPENSES" means direct verified actual expenses incurred by one Party (including direct costs of structure and operations), but excluding the general costs of that Party (or allocations thereof), administrative expenses and other exclusive expenses that could have been reasonably avoided or that could have been reasonably recovered by that Party.

         "ANATEL" means National Agency of Telecommunications. It means a set of information and services offered by the Contracting Party and placed at disposal for consultation and use by its users, subscribers and visitors.

         "INTERNET" means a world net which gathers, connects and interconnects several computer nets, making use of TCP/IP protocol, controlled in Brazil by the Management Committee and abroad by ICANN.

         "GPG" means the General Plan of Granting approved by Decree n degrees
         2.534 of April 2, 1998.

         "IP NETWORK" means the Contracted Party's IP network, an integrant part of the Internet network.

         "NETWORK" or "NETWORK" means the set of equipment for communication and data processing between computers, servers and other equipment.

         "CFAS" means the Commuted Fixed Access Service.

         "TAXES" means each and every tax, fees, compulsory loans and contributions, including but not limiting to the contributions to PIS [Program of Social Integration] and COFINS [Contribution for Financing Social Security], among other taxes, related to this Agreement and imposed by the applicable legislation.

         "USERS" means all the Contracting Party's users who, making use of the local CFAS of the CFAS operator, connect to the Internet, free of charge, through the ports made available by the Contracted Party for Dialed Access to the Internet.

         "DIALED ACCESS TO THE INTERNET" means the User's access to the Internet through telephone calls by means of an infrastructure of Connection to the Internet.

                          EXHIBITS

                 EXHIBIT I    Prices

               EXHIBIT 1.4    List of Localities

               EXHIBIT 1.5    Distribution of Access Ports by Locality

            EXHIBIT 2.4(i)    Technical Specifications of Equipment and Services

           EXHIBIT 2.4(ii)    Quality Criteria

          EXHIBIT 2.4(iii)    Online and Offline Managerial Reports

               EXHIBIT 2.5    Time Schedule for Implantation

              EXHIBIT 2.10    Technical Description of Solution

              EXHIBIT 2.15    Flow of Operational Procedures

              EXHIBIT 2.20    Request, Installation and Acceptance

EXHIBIT I- PRICES

The Contracting Party shall pay to the Contracted Party the monthly sums per Access Port made available and fit for use by the Contracting Party as documented below, being all the taxes included in this price.

      PRICES PER DIAL PORT

                                                  Port's Unit
                                                     Price
 Services                                            (R$)
 --------                                         -----------

 ALLOCATION OF ACCESS PORT- MODALITY EXCLUSIVE-      [**]
  MONTH

 ACCESS PORT'S PROGRAMMING FEE - TC DIAL IP          [**]

EXHIBIT 1.4- LIST OF LOCALITIES


ALAGOAS                        Bernardo Guim. (BH)              Grajeru (Aracaju)                 Leblon (RJ)
Farol (Maceio)                 Santa Tereza (BH)                                                  Maracana (RJ)
Centro (Maceio)                Carlos Prates (BH)               PARA                              Praia (RJ)
Tab. Martins (Maceio)          Alfenas                          Belem                             Ramos (RJ)
Jatiuca (Maceio)               Araguari                         Santarem                          Tijuca (RJ)
Arapiraca                      Araxa                            Maraba                            Angra dos Reis
                               Barbacena                        Parabuebas (in abeyance)          Barra do Pirai
AMAZONAS                       Betim                                                              Barra Mansa
Manaus                         Conselheiro Lafaiete             PARAIBA                           Cabo Frio
                               Contagem (CIN)                   Vis. Pelotas (J. Pessoa)          Campo dos Goytacazes
AMAPA                          Divinopolis                      Bessa (J. Pessoa)                 Duque de Caxias
Macapa                         Serra Lima (Gov. Val.)           Campina Grande                    Itaborai
                               Vila Bretas (Gov. Valadares)
                               Ipatinga                         Patos                             Itaguai
BAHIA                          Itajuba                                                            Itaperuna
Bolandera (Salvador)           Joao Monlevade                   PERNAMBUCO                        Macae
Itaigara (Salvador)            Juiz de Fora                     Nova Boa Vista (Recife)           Niteroi
Arq. Goncalves (Salvador)      Lavras                           Boa Viagem (Recife)               Nova Friburgo
Alagoinhas                     Montes Claros                    Encruzilhada (Recife)             Mage
Barreiras                      Muriae                           Olinda                            Nova Iguacu
Brumado                        Passos                           Paulista                          Petropolis




Camacari                       Pocos de Caldas                  Caruaru                           Resende
Candeias                       Ponte Nova                       Petrolina                         Rio das Ostras
Costa do Sauipe                Pouso Alegre                     Garanhuns                         Sao Goncalo
Eunapolis                      Sao Joao Del Rey                 Vitoria de Santo Antao            Sao Pedro da Aldeia
Feira de Santana               Sete Lagoas                      Abreu e Lima (attended to by      Teresopolis
                                                                Paulista)
Ilheus                         Teofilo Otoni                    Cabo                              Volta Redonda (Retiro)
Irece                          Tres Coracoes                    Camaragibe (attended to by RCE
                                                                - BVG/NBV)
Itabuna                        Uba                              PIAUI
Jequie                         Uberlandia                       Parnaiba
Juazeiro                       Varguinha                        Teresina
Paulo Afonso                   Vicosa
Porto Seguro                   Itabira                          MARANHAO
Teixeira de Freitas            ESPIRITO SANTO                   Sao Luis
Vitoria da Conquista           Rosa (Vitoria)                   Imperatriz
                               Praia do Canto (Vitoria)         Bacabal
CEARA                          Aracruz
Aldeota (Ceara)                Cachoeiro do Itapemirim          RIO GRANDE DO NORTE
Centro (Fortaleza)             Jardim America (Cariacica)       Centro (Natal)
Atapu (Fortaleza)              Colatina                         Mossoro
Juazeiro do Norte              Guarapari                        Caiaco
Sobral                         Linhares                         Currais Novos
Iguatu                         Sao Mateus
Quixadal                       Carapina (Serra)                 RIO DE JANEIRO
Russas                         Vila Velha                       Alvorada (RJ)
Crato                                                           Arcos (RJ)
                               RORAIMA                          Bento Ribeiro (RJ)
MINAS GERAIS                   Boa Vista                        Botafogo (RJ)
Helio G. Amaral (BH)                                            Campo Grande (RJ)
Mario Pires (BH)               SERGIPE                          Cidade de Deus (RJ)
Barroca (BH)                   Centro (Aracaju)                 Cidade Nova (RJ)
Pampulha (BH)                  Bama (Aracaju)                   Engenho de Dentro (RJ)



             EXHIBIT 1.5. - DISTRIBUTION OF ACCESS PORT BY LOCALITY
           INITIAL PERIOD: INITIAL SERVICE AREAS AND THEIR RESPECTIVE
                             AMOUNT OF ACCESS PORTS

                                        Federation               Number of
City/Town                                 Unit                     Ports
---------                               ----------               ---------

MACEIO                                     AL                      [**]
MANAUS                                     AM                      [**]
MACAPA                                     AP                      [**]
ALAGOINHAS                                 BA                      [**]
CAMACARI                                   BA                      [**]
CANDEIAS                                   BA                      [**]
FEIRA DE SANTANA                           BA                      [**]
ILHEUS                                     BA                      [**]
ITABUNA                                    BA                      [**]
JEQUIE                                     BA                      [**]
PORTO SEGURO                               BA                      [**]
SALVADOR                                   BA                      [**]
VITORIA DA CONQUISTA                       BA                      [**]
FORTALEZA                                  CE                      [**]
JUAZEIRO DO NORTE                          CE                      [**]
CARIACICA                                  ES                      [**]
SAO MATEUS                                 ES                      [**]
SERRA                                      ES                      [**]
VILA VELHA - ES                            ES                      [**]
VITORIA                                    ES                      [**]
                                                                   ----

IMPERATRIZ                                 MA                      [**]
SAO LUIS                                   MA                      [**]
BARBACENA                                  MG                      [**]
BELO HORIZONTE                             MG                      [**]
BETIM                                      MG                      [**]
CONTAGEM                                   MG                      [**]
DIVINOPOLIS                                MG                      [**]
GOVERNADOR VALADARES                       MG                      [**]
JUIZ DE FORA                               MG                      [**]
MONTES CLAROS                              MG                      [**]
POCOS DE CALDAS                            MG                      [**]
TEOFILO OTONI                              MG                      [**]
BELEM                                      PA                      [**]
SANTAREM                                   PA                      [**]
CAMPINA GRANDE                             PB                      [**]
JOAO PESSOA                                PB                      [**]
OLINDA                                     PE                      [**]
PAULISTA                                   PE                      [**]
PETROLINA                                  PE                      [**]
RECIFE                                     PE                      [**]
VITORIA DE SANTO ANTAO                     PE                      [**]
TERESINA                                   PI                      [**]
ANGRA                                      RJ                      [**]
BARRA MANSA                                RJ                      [**]
CAMPOS DOS GOYTACAZES                      RJ                      [**]
DUQUE DE CAXIAS (TOTAL)                    RJ                      [**]
ITAPERUNA                                  RJ                      [**]
MACAE                                      RJ                      [**]
NITEROI (TOTAL)                            RJ                      [**]
NOVA FRIBURGO                              RJ                      [**]
NOVA IGUACU                                RJ                      [**]
PARAIBA DO SUL                             RJ                      [**]
PETROPOLIS                                 RJ                      [**]
RESENDE                                    RJ                      [**]
RIO DAS OSTRAS                             RJ                      [**]
RIO DE JANEIRO                             RJ                      [**]
SAO GONCALO                                RJ                      [**]
TRES RIOS                                  RJ                      [**]
VARGINHA                                   RJ                      [**]
VASSOURAS                                  RJ                      [**]
VOLTA REDONDA                              RJ                      [**]
MOSSORO                                    RN                      [**]
NATAL                                      RN                      [**]
BOA VISTA                                  RR                      [**]
ARACAJU                                    SE                      [**]
                                                                   [[[[
                                                                   ----
TOTAL                                                              [**]
                                                                   ----


EXHIBIT 2.4(I) - TECHNICAL SPECIFICATIONS OF EQUIPMENT AND SERVICES

1. DIALED ACCESS PORTS

1.1. As of the Addendum's execution date, the Services shall fully comply with the ITU - International Telecommunication Union - standards for
         V.90 protocols, as revised by ITU on September 1998.The Contracted Party agrees to offer the V.90 protocol immediately after they are made available in its network. Additionally, the Services shall comply with all the successions, developments and betterments to such protocols within the time period to be agreed upon between both the Parties, as of their adoption by ITU.

1.2. The Services shall be in accordance with the Contracting Party's access methods, access technology, central architecture and other access methods that may eventually become available to the Contracting Party or that may be implemented pursuant to the terms of clause 2.4 hereinbelow. The access methods shall include:

1.2.1. L2TP- level 2 of tunneling based on 2661 RFC, using a common field frequency to route the traffic to the Contracting Party. The Contracting Party shall appoint the routable IP address. 1.2.2. Point-to-point standard protocol - PPP- based on 1661 RFC. The Contracted Party shall furnish a sole routable IP address for each session as of a group of IP addresses allotted to the Contracting Party. An ordinary certification is used for each session.

1.2.3. P3 protocol of the Contracting Party's ownership - a Contracting Party's protocol guided by characters using a simple or basic telnet model -TCP. The remote access provider makes use of a user's ordinary identification and password for each session.

1.2.4.   TCP/IP;

1.2.5.   UDP.

2. PROVIDERS OF REMOTE ACCESS.

2.1. The providers of remote access shall stem from suppliers of good standing in the market (first line) and shall be preferably compatible for digital connections. Such equipment shall comply with the specifications of certification and ticketing implemented by the Contracting Party and shall block national return calls, coming from the Contracted Party's network.

2.2. In no circumstances shall the Contracted Party simultaneously use different access technologies for the same telephone number.

2.3. The Parties mutually agree about the technology used by the Contracted Party for the Access Ports at the outset of the Services rendering. The Contracted Party shall give to the Contracting Party written previous notice with at least sixty (60) days in advance about any changes whatsoever related to the suppliers of Access Port's equipment, which are used to provide the services set forth in this Exhibit and in its Addendum, prior to the implementation of such changes. The Contracted Party will not be allowed to implement any of the aforementioned changes without the Contracting Party's previous written consent. By virtue of the afore-established, it is forthwith agreed that the Contracted Party shall maintain the right not to expand more ports to the Contracting Party, as set forth in the Addendum. We cannot agree with this because of exclusivity.

2.4. The Contracted Party agrees to make use of all commercially reasonable efforts to implement, with no additional costs to the Contracting Party, any new technology (including any hardware or software upgrades) as soon as possible, if so requested by the Contracting Party. In case the Contracted Party has implemented a new technology just as an outcome of the Contracting Party's request and such technology has not been introduced by the Contracted Party as a result of the Contracted Party's obligation, in accordance with the aforementioned terms, then, if there are any sole costs associated with the implementation of such new technology, such costs shall be shared among the beneficiaries. In case of its being the sole beneficiary, then the Contracting Party shall bear all the costs. Refunding of such costs shall not imply reduction or exemption of the monthly costs related to services providing, which make use of such new technology.

3. ROUTERS AND SWITCHES

Such equipment shall be furnished to the first line suppliers, taking into consideration the specific configuration needs of each locality. They must be flexible so as to accept, including but not limiting to, QoS,CoS and filters.

4. INTERCONNECTION OF THE CONTRACTED PARTY'S NETWORK AND THE CONTRACTING PARTY'S NETWORK.

4.1. The Contracted Party commits to provide routing to a point of physical interconnection with the Contracting Party's facilities, in a meeting point determined by the Contracting Party where the dialed access traffic will be delivered by the Contracted Party to the Contracting Party (each of such points being a "Meeting Point").

5. TRAFFIC CACHING DEVICES

The Contracting Party and the Contracted Party will be able to examine caching solutions that aim at bettering the reply times to the Contracting Party's content, at diminishing the traffic in the internal links of the Contracted Party's Network, provided that the correct accessibility to the Contracting Party's content is assured and the information about the traffic of the Contracting Party's users and subscribers and of the visiting users are kept.

6. MONITORING OF THE CONTRACTED PARTY'S NETWORK SERVICES

The Contracted Party shall make available to the Contracting Party such devices that will allow the monitoring of the occupation (in absolute and percentage terms) of the ports' and circuits' data in real and historical time.

7. ARCHITECTURE INDEPENDENCE

In case the Contracted Party establishes that the offer of another operator features a better value, or other factors that may favor the offer of the other operator, the Contracted Party may make use of a different operator from its current one for its network or for any part of it, provided that, nevertheless, such uses do not adversely affect the services supplied pursuant to this Addendum. The Contracted Party shall provide the Services in such a way that is compatible with the Contracting Party's targets of attaining architecture independence. Along these lines, the Contracted Party shall:

(a) manage all its providers of network service so as to minimize the possibility that a single failure may impact the Contracting Party's service and

(b) guarantee that each of the Contracted Party's service provider minimizes the possibility that a single failure may impact the Contracting Party's service. The Contracted Party shall request the Contracting Party's approval before making use of a new operator besides its current operator in accordance with what is allowed by this Article.

         With limiting to the Contracted Party duties describe above, the Contracted Party will project and execute the Network used to provide the services to the Contracting Party as set forth in the present Addendum in a manner that there will be no unique point of failure in such Network, which could result in an important adverse effect in the cities that are capitals of States located in Region I of the GPG.

EXHIBIT 2.4 (II) QUALITY CRITERIA

1.BASIC CRITERIA

The regularity and the non-interruption of the Contracting Party's services and of the subscribers' connection to the Internet and to the Contracting Party's content is of major importance. Thus, the quality criteria shall include:

1.1. real time monitoring of the occupation of the ports and access links of the Contracting Party's Network, separated by locality, offering to the Contracted Party the remote online monitoring of the communication ports, via a page made available in the Internet and protected by a password;

1.2. access ports associated to the Contracted Party's number of lines, which are needed to guarantee the full availability of the operation attendance at MMT (Major Movement Time), in each performance place, as requested by the Contracting Party, with thirty (30) days in advance, for increases of up to three hundred and fifty (350) new ports at each thirty(30) days. Above such amount, the Contracted Party agrees to exert its best efforts for the term of enlargement not to overcome ninety (90) days.

1.3. managerial reports and logs (both offline) of the sessions performed in the access network, containing all the samples of the variables used to prepare the online monitoring graphs as well as the real and the percentage occupation (number of ports and kbps, respectively) per attended place;

1.4. provide daily reports, under request, of the percentage of non-effected calls, including their respective causes, whenever requested by the Contracting Party, provided that the need is actually attested.

2. GUARANTEES AND SLA

The Contracted Party shall guarantee the minimum allocation of 10 (ten) kbps per access port in each locality, and it must analyze, through mutual concord with the Contracting Party, the future need, according to the demand duly formalized by the Contracted Party.

The average time for failure repair shall not exceed three (03) hours, being the period between the outset and the actual solution of such failure taken into consideration, independently of the time of the occurrence opening.

2.1. The performance indexes to be used as a reference for the Guarantee of Service Level (SLA) of the Contracted Party's Access Network are:

         CHART 1. SLA PARAMETERS:



                                            Parameter                                         Value
                                            ---------                                         -----
       Successful Connections (connecting to the AOL Service)

       1.1 Monthly avarage  percentage of problematic calls - War Dialer (report furnished
       on a daily basis by the Contracting Party) - maximum value                             [**]%

       1.2 Monthly average percentage of blocked calls (report furnished on a daily basis
       by the Contracting Party) -  maximum                                                   [**]%

       1.3 Monthly average percentage of training (report furnished on a daily basis by
       the Contracted Party) - maximum value                                                  [**]%

       1.4 Monthly average percentage of inefficient calls (report furnished on a daily
       basis by the Contracted Party) - maximum value                                         [**]%

       1.5 Calls exempt of occupation (minimum value), monthly average.                       [**]%

       2. Quality of Connection (remaining connected)

       2.1 Monthly average percentage of abnormal disconnections (report furnished on a
       daily basis by the Contracting Party) - maximum value                                  [**]%

       2.2. Monthly average percentage of loss of packets in the Contracted Party's
       Network)(maximum value)                                                                [**]%

       2.3 Monthly average latency (maximum value) at Contracted Party's network measured between Contracting Party's border router and:

       2.3.1 the routers in the center of the Contracted Party's IP Network                  [**]ms

       2.3.2 in NAS localities in the Sates of RJ, ES and MG                                 [**]ms

       2.3.3. NAS in other localities of the Contracted Party's IP Network                   [**]ms

       2.3.4. NAS in the localities served by satellite links (except solar perturbation)    [**]ms

       2.4 Connection speed in 99% of connections (minimum amount) for users of V.90 or
       superior modems                                                                       [**]Kbps

       3. Services Availability

       3.1 Monthly availability for Contracted Party's whole Network (minimum amount)         [**]%

       3.2 Annual availability for Contracted Party's whole Network (minimum amount)          [**]%

       3.3 Monthly availability for each locality (minimum amount)                            [**]%



Percentage of problematic calls - WAR DIALER - PERCENTAGE OF CONNECTION FAILURES TO THE CONTRACTING PARTY'S SERVICE WITH RESPECT TO TOTAL ATTEMPTED CALLS EFFECTED IN EACH DAY BY THE EQUIPMENT WAR DIALER OF THE CONTRACTING PARTY. BUSY CALLS ARE EXCLUDED FROM THIS METRIC.

Blocked Calls - PERCENTAGE OF NON-REPLIED CALLS BY RAS EQUIPMENT AS A RESULT OF UNIQUE UNAVAILABLE OF PORTS IN THE RAS, IN CASES IN WHICH THE TOTAL AMOUNT OF PORTS CONTRACTED IN THE RESPECTIVE LOCALITY IS NOT MET

Training - PERCENTAGE OF CALLS WHICH REACH THE MODEM OF RAS EQUIPMENT AND IN WHICH THE COMMUNICATION NEGOTIATION FAILED (HANDSHAKING).

Inefficient - PERCENTAGE OF CALLS WHICH SUCCESSFULLY COMPLETED THE COMMUNICATION WITH THE MODEM OF RAS EQUIPMENT (HANDSHAKING), BUT FAILED TO ESTABLISH A SECTION WITH THE CONTRACTING PARTY HOST.

Calls exempt of occupation - PERCENTAGE OF COMPLETED CALLS.

Percentage of abnormal disconnections - PERCENTAGE OF ESTABLISHED SECTION THAT ARE DISCONNECTED WITHOUT A LOGOFF SEQUENCE.

Percentage of loss of packets - PERCENTAGE OF ALL PACKETS WHICH WERE REJECTED BY THE CONTRACTED PARTY NETWORK.

Availability of access ports in the Contracted Party's whole Network - CALCULATE MONTHLY AND ANNUALLY ACCORDING TO THE FOLLOWING FORMULA:

                            n
                         [Sigma](TINDi)
                           i+1
         Availability  =  -------------- X 100%,
                             n X TTOTALi

where:

TTOTAL : is the total time for Access Port i in the period taken into consideration;

TIND: is the time for the Access Port i unavailability in the period taken into consideration;
n : is the number of Access Ports installed in the period taken into consideration.

DURING EVERY DAY IN THE MONTH, AT EACH FIVE (5) MINUTES, THE CONTRACTED PARTY SHALL COLLECT THE LATENCY INFORMATION REGARDING THE RATE OF LOSS OF PACKETS AND OF THE AVAILABILITY OF ACCESS PORTS OF EACH LOCALITY AND OF THE INTERCONNECTION CHANNELS BETWEEN THE CONTRACTED PARTY'S NETWORK AND THE CONTRACTING PARTY'S NETWORK.

LATENCY MEASURES AND THE LOSS OF PACKETS SHALL DETERMINE THE HOURLY AVERAGE, THE DAILY AVERAGE, AND, LASTLY, THE MONTHLY AVERAGE, WHICH WILL BE COMPARED WITH THE VALUE ESTABLISHED FOR THE RESPECTIVE PARAMETER.

THE PARAMETERS "CALLS FREE FROM OCCUPATION" AND "CONNECTION SPEED" CAN BE MEASURED BY THE CONTRACTING PARTY THROUGH DIAL TESTS, ON THE GROUNDS OF EVENTUAL COMPLAINTS REPORTED BY THE CONTRACTING PARTY'S USERS.

Availability for the whole Contracted Party's Network shall be calculated monthly and yearly. The availability per locality and for the whole network shall also be monthly and annually calculated for Latency and Loss of Packages parameters.

Failure in the compliance with the SLA parameters established in items 1.1, 1.2, 1.3, 1.4, 1.5, 2.1, 2.3, and its sub-items and 3.1, all contained in Chart 1 above, shall subject the Contracted Party to the monthly payment of compensation fine to the Contracting Party in the amount of [**] REAIS (R$[**]) for each non-complied monthly parameter, revised at every (12) twelve-month period according to the variation of the IGP-DI General Index of Market Prices of the Getulio Vargas Foundation.

The application of such fine shall only be effected subsequently in the following conditions:

a) for items 1.5, 2.2, 2.3 and its sub items and 3.1, exclusively after the activation of 100% of the contracted ports; and

for items 1.1, 1.2, 1.3, 1.4 and 2.1, exclusively 180 (one hundred and eighty) days after the execution of this Agreement.

2.2. AVAILABILITY PER LOCALITY

The non-compliance with the Contracted Party's periodical SLA of each locality, as determined hereinbelow for the Availability Parameter, shall entitle the Contracting Party to replace the Contracted Party in providing TC-Dial_IP service in the respective locality, independently of any other restrictions. Chart 2. Availability Parameters, to be periodically verified:


Amount of Ports of the Locality     Availability            Verification Period
-------------------------------     ------------            -------------------

 More than 300                          99,0%                     2 months
 From 200 to 299                        97,0%                     4 months
 From 100 to 199                        95,0%                     6 months
 Fewer than 99                          90,0%                     8 months

         Each locality's availability shall be monthly calculated as the availability average of all the access ports which form the respective locality, pursuant to the formula below

                            n
                         [Sigma] (TTOTALi-TINDi)
                           i+1
         Availability  = ----------------- X 100%
                           n X TTOTALi
where:

TTOTAL : is the total time for Port i in the period taken into consideration;

TIND: is the time for the Port i unavailability in the period taken into consideration n : is the number of Ports installed in the period taken into consideration.

The Contracting Party agrees to revise the Availability parameters of Chart 2 every six months, so as to increase the Availability, on the grounds of both the amounts effectively measured in the previous periods and of the values of the targets determined in Chart 1 of the SLA Parameters.

Programmed interruptions requested by the Contracting Party or the preventive maintenance shall not be registered for the calculation of the service availability.

2.3. BLOCKED CALLS

In case the Contracting Party detects signs of telephone numbers being busy when (according to the use reports presented by the Contracted Party, pursuant to the terms of this Agreement or Addendum)_ not all/ all the ports of such telephone numbers are being used - (Blocked Calls), the Contracted Party shall correct such Blocked Calls within twenty-four (24) hours counted as of the notice given by the Contracting Party to the Contracted Party. In case this twenty-four period is exceeded, the Contracted Party shall not charge from the Contracting Party such access ports during the period when the blocked calls had been verified. In case the Contracted Party fails to comply with the determinations of the previous sentence and charges the Contracting Party fort the amounts related to the aforementioned access ports, then, additionally to the Contracting Party's other rights and prerogatives, the Contracting Party is forthwith authorized to deduce such amounts out of any other amounts due by the Contracting Party, pursuant to this Addendum.


3. PREVENTIVE MAINTENANCE

The preventive maintenance openings shall happen on Tuesdays and Thursdays, provided that they do not fall on holidays, from five (5) a.m. to seven (7) a.m. and they shall be performed by the Contracted Party in such a way as to minimize the range and the duration of the services rendered by the Contracting Party to its final users.

The Contracted Party shall advise the Contracting Party with at least seventy-two (72) hours in advance and inform which localities or elements of the Contracted Party's Network will be affected.

The Contracted Party guarantees that the procedures for its Network's preventive maintenance are devised so as to minimize the range and the duration of the services rendered to the Contracting Party's final users.

Exceptions to the determinations hereinbefore shall be previously agreed upon between the Parties, case by case.

4. REQUESTS FOR REPAIRS

The Contracting Party shall make available to the Contracted Party a telephone number of free access (0800), 24 hours per day even on Saturdays, Sundays and holidays, 365 days per year, for the opening of calls and registers of requests for repair, fittings and re-establishment of the services rendered.

In case there is the occurrence of any Major Operational Failure in the Contracted Party's network, the Contracted Party commits to forthwith communicate it to the Contracting Party's Department of Operations, detailing the corrective measures which are being performed, as well as the time foreseen for the repair.

When a problem is detected, whether it is detected by the Contracting Party or by the Contracted Party, a call for request of repair shall be opened and, therefore, the necessary steps for its solution shall take place.

Operational failures due to third parties' systems, which are not controlled by the Contracted Party or by the Contracting Party, or else due to a force majeure event, must be justified and evidenced in the maximum time period of two (2) hours, for the immediate definition of the eventual measures to be adopted.

EXHIBIT 2.4 (III) - ONLINE AND OFFLINE MANAGERIAL REPORTS

The Contracted Party commits to hand over the following reports to representatives appointed by the Contracting Party (or by e-mail if requested by the Contracting Party) always in the formats requested by the Contracting Party and making use of the form of information exhibition determined by the Contracting Party:

1. Supply daily reports of the access ports per locality, with a minimum interval of five (5) minutes between the collections, including but not limiting;

         - Percental or absolute use of Ports (MRTG or online similar one)

         - IP address and telephone number of each locality (locality identification, online).

2. Supply the following daily reports in which will become available at least 90 days after the sign of this Addendum

         - Reports about utilization at each hour in each locality (Modem Utilization per Hour)

         -        Utilization of access ports per locality.

         -        Daily reports of ineffective calls (P3, PPP and L2TP)

         - ANI's daily reports, containing the caller's telephone number, the called telephone number, user's name, connection date and time and total time of connection.

         - POP update - report with details of each locality, including the number of ports and the locality's telephone number.

         -        IP's addresses used in each locality (IP to phone number).

3. Supply daily reports of the percentage of the non-effected calls in the telephone network, whenever requested by the Contracting Party, provided that the need is effectively evidenced (report of losses in the central points, offline).

4. Supply daily reports with a minimum interval of five (5) minutes between collections, of the data links per locality, appointing, but not limited to:

         - Circuit Designation - locality name, IP address of the interface of the router's communication port, link band (online).

         - Direction of the data flow and percentage utilization of the links (MRTG or similar)

         -        Loss of packets (online)

         -        Latency (online)

         - RRT (Round Trip Time) medium, minimum and RTT's standard diversion.


5. Periodically supply reports about (offline) logs (preferably every fifteen days) about the information collected for the making of graphs and online reports (type MRTG or similar). Such information shall furnish the Contracting Party with enough information to re-generate the same graphs presented in the monitoring of online events.

6. The Contracting Party can request additional reports and the Contracted Party shall see to such additional reports about data not yet prepared, within the term agreed upon between the Contracted Party and the Contracting Party, being such periods of time governed by the criteria of reasonability. In case the Contracted Party eventually incurs costs and additional expenses for the preparation and/or implementation of such additional reports, then, the Contracted Party shall notify the Contracting Party, previously to the reports implementation, about such additional costs and the Parties shall previously agree about the responsibility for the payment of such costs.

EXHIBIT 2.10. - TECHNICAL DESCRIPTION OF SOLUTION

The TC Dial IP is a solution for the supply of dialed access to the Internet with high quality and reliability which makes available the most modern infra-structure and the advanced management to companies that wish to act as Internet service providers, outsourcing the necessary infra-structure. The solution is valid for the Contracting Party in the more than 140 presence points of the Contracted Party's Backbone I P in Region I.

Dialed access to the Internet is the access performed through the Commuted Fixed Telephony Service (CFTS) by means of the Remote Access Service (RAS) which performs the interface between the Telephony Network and the IP/Internet Network. It constitutes a predominant form of access to the great public, due to CFTS's extensive capillarity and penetration.

When contracting the TC Dial IP, the Contracting Party becomes able to offer dialed access to the Internet to its users, clients, partners and suppliers. The Contracting Party makes available telephone numbers attended to by an infrastructure capable of receiving modem calls and of connecting the computers which have originated the calls to the Internet.

The TC Dial IP will allow the Contracting Party to keep the focus on its clients enjoying its high capillarity and the quality in the service rendered, outsourcing part of the infra-structure of access to the Internet and being its management under the Contracted Party's responsibility, with the possibility of Remote Monitoring, by the Contracted Party, of the Access Interfaces available in the Contracted Party's IP Network.

1. TOPOLOGY OF THE SOLUTION

The connection model, exclusive for the delivery of the TC Dial IP service to the Contracting Party, is detailed in the figure hereinbelow:


The TC Dial IP has its quality acknowledged by Cisco, having received the seal "Cisco Powered Network - CPN" to attest it. The RAS used are all of them Cisco's last generation equipment, assuring the higher quality of connection and extreme reliability.

2. NETWORK ENGINEERING

2.1. The Contracted Party states that it has a team of network engineers to perform long term operational planning.

2.2. The Contracted Party shall continue to improve the network project so as to reduce the risks for the Contracting Party, to improve the powerfulness and the cost/performance of the transmission system.

2.3. The Contracted Party shall keep the facilities, the equipment and the software used to supply the services so that they can operate in accordance with their respective specifications, including:

         2.3.1.   to keep the equipment in good operational conditions,

         2.3.2. to take over the repairs and the preventive maintenance of the equipment, including in its minimum level, in accordance with the applicable advice of the equipment manufacturer,

         2.3.3. to carry out software maintenance including to a minimum level, in accordance with the software's applicable documentation and to the suggestions of the software supplier.

2.4. By means of the Contracting Party's request, with a minimum term of seventy-two (72) hours in advance, the Contracted Party shall provide the Contracting Party's representatives with physical access to one or more points of presence (hereinafter simply "POP" or "POPs") identified by the Contracting Party and used to provide Services, with the objective of inspection for identification and joint resolution of eventual problems. Such an access shall be made available in such a way as not to interfere with the Contracting Party's operations.

3. ORGANIZATION OF NETWORK SUPPORT.

3.1. Engineering. The Contracted Party shall keep a network engineering team that shall deal with the Services<180> technical aspects, with the resolution of the problems determined by the Management Center in Network (MCN) and with the improvement of the performance and of the process. Such an engineering team will interact directly with the Contracting Party and the MCN.

3.2. Implementation. The Contracted Party shall keep an implantation team consisting of field and technical engineers.

3.3. Operations. The Contracted Party's Management Center in Network (MCN) will manage the operation and the maintenance of the Contracted Party's Network. The MCN monitoring capacity will be devised to detect and correct most of the network problems before they are visible to the Contracting Party or its clients. MCN shall gear its maintenance activities based on the entries of the monitoring systems and of the Contracting Party's. The Contracted Party shall manage a great part of the repair tasks over the telephone.

4. MISCELLANEOUS

4.1. The Contracted Party shall provide, for each local individual area, a sole set of IP addresses in such a way that the members demography can be identified through the aforementioned IP addresses. The IP addresses shall be provided to the Contracting Party at least two (2) weeks prior to the use by the Contracted Party, so as to supply such Services.

4.2. The Contracted Party shall acquire and shall manage IP addresses for all the protocols used by the Contracting Party and otherwise necessary for the Contracted Party to comply with its obligations towards the Contracting Party, in accordance with this Addendum. For each session of a final user of the Services, the Contracted Party shall dynamically attribute a sole IP address for such session.

4.3. The Contracted Party will provide DNS services contained in its network, including the following:

         4.3.1. Solution of DNS requisites for the Contracting Party's destinations;

         4.3.2. Support of DNS service for the Contracting Party's dominium and for any resident zones in the Contracting Party's providers of names; and

4.4 The Contracted Party shall group routing information sent to the Contracting Party and shall control the addition or the withdrawal of routing information. The Contracted Party shall provide to the Contracting Party with routing information in the Contracted Party's commutation points, as requested by the Contracting Party.

5. TELEPHONE NUMBERS.

5.1. The Contracted Party shall reserve dedicated telephone numbers, which are different among themselves in each of the localities agreed upon, solely for the Contracting Party to be able to access the POPs used in the rendering of Services. The Contracted Party shall guarantee that the telephone numbers will be continuously available to the Contracting Party while this Addendum is in force and in accordance with its terms. Further, the Contracted Party shall not make available such telephone numbers to third parties without the Contracting Party's previous consent, while the Addendum is in force.

5.2. At any moment, through the Contracting Party's request and, if possible, pursuant to the terms of the regulatory regime in force, the Contracted party shall transfer to the Contracting Party or to third parties indicated by the latter, all the property rights associated to telephone numbers related to each POP used when rendering the Services which correspond to the Services.

5.3. Any alterations in the telephone numbers used for providing the Services will call for the Contracting Party's previous written approval, in the cases of alteration of the telephone numbers used when providing the Services:

         5.3.1. The Contracted Party shall provide the Services using both the original telephone number and the new telephone number for at least ninety (90) days subsequent to the test and to the acceptance by the Contracting Party of the Ports that make use of the new telephone numbers; and

         5.3.1.1. The total numbers of Ports used for both the telephone numbers shall always be equal or higher than the total number of Ports used for the original telephone number.

5.4. In case a specific telephone number is made available by virtue of a Force Majeure Event, the Contracted Party shall exert all its possible efforts to provide alternatives (through re-routing or other techniques) which will allow the Contracting Party's subscribers to go on using the original telephone number.

5.5. Whenever allowed by the terms set forth in the regulatory regime in force and whenever it is technically possible, the Contracted Party shall provide the Contracting Party with a single number, valid all over the national territory, which shall belong to the Contracting Party including, with no limitation, the telephone numbers of "07XX or 1700" formats, as set forth in ANATEL's [National Agency of Telecommunications] Public Consultation n degrees 417, related to the "Regulation Proposal for the Use of Services and Telecommunications Networks in the Access to Internet Services" (the "New Models"), being that the service conditions and the Port of Access prices herein agreed upon shall be fully applicable to the Ports used by the Contracting Party related to such new telephone numbers.

         5.5.1. In this case the Contracting Party will be allowed, at its exclusive discretion, to migrate already hired Ports, pursuant to the Addendum, to the New Models, without incurring any fines, penalties and/or expenses.

6. SERVICES EVOLUTION.

6.1. The Contracting Party shall be responsible for the evolution of the Services (whether through modifications, amplifications, supplementations or replacements), so as to meet the technological advancements and the advancements of methods of services delivery, as requested by the Contracting Party, or otherwise, particularly where such advancements are, at any time, of generalized use in the telecommunications industry or by the Contracting Party's competitors; except, however, that the Contracted Party shall have the Contracting Party's previous express consent to implement any modifications, amplifications, supplementations or replacements for the Services not expressly requested by the Contracting Party. The evolution of the Services shall comprise the addition by the Contracted Party of functionality in so far as such addition is possible by the use of new equipment and/or software reasonably available to the Contracted Party, during the Validity.

         6.1.1. Adjustments to the Services, in accordance with this Section 6, shall be considered as if they were contained in the purpose of the Services, with the same range and in the same manner as if they were expressly set forth in this Addendum.

         6.1.2 In case that happened any cost because of the evolution so the Services, as set forth describe above, and the only beneficiary was the Contracting Party, the Contracting Party will be liable for all costs. In case that have more than one beneficiary to this process, so the costs will be share with all beneficiaries.

EXHIBIT 2.15. - FLOW OF OPERATIONAL PROCEDURES

This document sets forth the assignment for failures in the Contracting Party's Network Services.

1. The Contracted Party shall appoint a team and shall operate a pilot Network Operation Center ("NOC") with dedicated assistance to the Contracting Party and shall provide, until 120 days after the sine of this Addendum, a NOC in a separate locality, at a reasonable distance from the pilot NOC. The purpose of such task shall include the Contracted Party's following Support Services for the network:

         1.1. NOC operation, its co-allocated systems and equipment, with trained qualified personnel in a continuous way, 24 hours per day, 7 days per week (holidays including);

         1.2.Continuous monitoring and supervision of the network performance;

         1.3. Analysis of the problems that may occur, to isolate the identified failures and to manage the solution of events, in accordance with the item of this Exhibit 2.15;

         1.4. Coordination of the remittance of maintenance representatives for corrective maintenance activities and for information recording in an Abnormality Ticket (AT). The Contracted Party's responsibilities shall include:

                  1.4.1. Beginning of a request for corrective maintenance and recording of the times when the calls are received by the Contracting Party's maintenance representative.

                  1.4.2. To point out all the network failures in the AT and, in case a maintenance representative is sent to the place, record the remittance time in the AT;

                  1.4.3. After the arrival of the maintenance representative to the place, the acknowledgement of the reported problems and the recording of the representative's arrival time at the place;

                  1.4.4.Through the Service re-starting, confirm through the AT, the solution of the problem and its causes and the time when the Service was re-established.

                  1.4.5 Provide analyst support to identify the problem.

                  1.4.6 Adopt adequate provides to resolve the problem.

         1.5. Beginning of the ATs, keeping a register of all ATs, ATs coordination with the support personnel and tracking down of problems until the solution, using a commercially available software system for problems recording,

         1.6. Provide analyst support twenty-four (24) hours a day, seven (7) days a week (holidays including) through a free telephone number;

         1.7 Provide the Contracting Party with a list of contact people containing contact numbers, including numbers of cellular phones and other necessary information for access to the Contracted Party's qualified representatives (including the Contracted Party's high level officers), who may adequately act in emergency situations, in case the NOC fails to adequately act towards the Services failure or interruption, within half an hour (the scaling ordinary procedure is at every two hours, pursuant to item 1.18 hereinbelow), counted as of its respective occurrence. The Contracted Party shall update such a list periodically, as necessary, or by request of the Contracting Party.

         1.8 keep a technical library for the NOC.

         1.9. Install and keep security components and specific network alarms for the Services through a system of network management;

         1.10. Provide operational support to the Contracting Party in the area of network testing in association with supply actions. Such tests shall be performed as of the NOC, jointly with the Contracted Party's local installation personnel ;

         1.11. Keep and see to updates in the NOC's documentation;

         1.12. Act as a Contracting Party's agent as regards the subjects of network security on a daily basis, as directed by the Contracting Party, in accordance with reasonable commercial practices and making suggestions for improvement

         1.13. Use commercial devices for teleconference for the solution of network problems, the cataloguing of problems and the planning of activities;

         1.14. Provide NOC with support service via electronic mail

         1.15. Provide a fax service installed in the NOC equipment.

         1.11. In case they exist, identify and track down all the software and the code lines developed by the Contracted Party.

         SCALE TIME AND PERSONS RESPONSIBLE FOR THEM;


Level     Opening Time     Name / Position
-----     ------------     ---------------
                           Operation of the Contracted Party's network services
 Critical Immediate        Coordinator/Manager/Superintendent and/Director
                           0800-XXXXXX

-------------------------------------------------------------------------------

          > 2 h             Services Manager of the Contracted Party's network

High
          > 3 h            Superintendent/Director

-------------------------------------------------------------------------------

          > 4 h            Services Manager of the Contracted Party's network

Average
          > 5 h            Superintendent/Director

-------------------------------------------------------------------------------

          > 6 h            Services Manager of the Contracted Party's network

Low
          > 8 h            Superintendent/Director

-------------------------------------------------------------------------------


1. CONTACT FOR SCALING PROCEDURES



    Services Management Center of the Contracted Party's           Phone: 0800-XXXXXX
    Network
    EMAIL: CG@TELEMAR.COM.BR

    Name of the Services Manager of the Contracted Party's         Phone: XX XXXX XXXX
    Network                                                        Cell: XX XXXX XXXX
    EMAIL:GERENTE@TELEMAR.COM.BR

    Name of the Services Superintendent of the Contracted          Phone: XX XXXX XXXX
    Party's Network                                                Cell: XX XXXX XXXX
    EMAIL: SUPERINTENDENTE@TELEMAR.COM.BR

    Name of the Services Director of the Contracted Party's        Phone: XX XXXX XXXX
    Network                                                        Cell: XX XXXX XXXX
    EMAIL:DIRETOR@TELEMAR.COM.BR


2. ACCESS VIA WEB

The reports of the Contracted Party's Network will be available in a URL with username and password as follows:

URL: HTTPS://WWW.TELEMAR.COM.BR/ENDERECODOSRELATORIOS

Username: login name
Password: login password


EXHIBIT 2.20- REQUEST, INSTALLATION AND ACCEPTANCE

1. Supply and implementation of Dedicated Dial-up Access Service

         1.1. Requests.

                  1.1.1. Generalities. To request Services, the Contracting Party must submit to the Contracted Party a request for service (the "Request"), containing the following information (being such information "Delivery Criteria"):

                           1.1.1.1. The total number of Ports that must be installed for each one of the requested localities;

                  1.1.2. The required dates for the Ports delivery. Each Request must be clearly marked as such and must be delivered by the Contracting Party via e-mail for those individuals appointed in writing by the Contracted Party. The Request can only be reputed valid if assumed by a representative appointed by the Contracting Party.

                  1.1.3. In the localities listed in Exhibit 1.5 of this Addendum, the Ports shall be made available in the modularity of five (05) Ports;

                  1.1.4. In the other localities, which are not listed in
                  Exhibit 1.5 (a) the initial modularity shall be of 10 Ports and (b) for increases subsequent to the First Request for such localities, the modularity shall be of five (05) Ports.

                  1.1.5.Initial Request. The Contracting Party requests the installation of Access Ports in the localities and in amounts set forth in Exhibit 1.5. (the "Initial Request").

                  1.1.6. The increase of the amount of Ports hired pursuant to this addendum and through the Initial Request shall not imply the need or obligatoriness of hiring an additional band to Internet Access by the Contracting Party.

         1.2. ACCEPTANCE OF REQUESTS BY THE CONTRACTED PARTY.

                  1.2.1. Initial Request. The Contracting Party, through this instrument, accepts the Initial Request.

                  1.2.2. Other Requests. Within ten (10) weekdays subsequent to receiving another Request (or a part of it) of the Contracted Party, other than the Initial Request, the Contracted Party shall notify the Contracting Party of its acceptance or rejection to such a Request. If the Contracted Party fails to provide the Contracting Party with an acceptance notice within ten (10) weekdays, then such request shall be considered accepted.

         1.3. Rejection of Requests. In so far as the Contracted Party eventually rejects a Request (or a part of it), additionally to the other rights and prerogatives they are entitled to, the Contracting Party will be expressly freed from complying with any determination of this Addendum and of this Exhibit, including the Exclusivity in the localities of the Ports erroneously rejected.

   1.4.CANCELLATION OR MODIFICATION OF REQUESTS.

         1.4.1.Before accepting or rejecting any request by the Contracted Party, the Contracting Party may terminate or modify, in the whole or in part, at its exclusive discretion, such request without incurring any liabilities, fines or penalties.

         1.4.2. After a request acceptance by the Contracted Party, the Contracting Party may cancel or modify such request, in the whole or in part, at any time before the delivery date, provided that the Contracting Party refunds the Contracted Party for any Additional Expenses actually incurred as a result of such cancellation or modification. The Contracting Party shall not bear any liability before the Contracted Party for a cancelled request related to this item 1.4.2 besides the payment to the Contracted Party for such Additional Expenses. The current Clause shall be subject to the other Clauses of the Addendum and of this Exhibit, which authorize the Contracting Party to modify and/or cancel Accepted Requests under certain circumstances.

2. DELIVERY

2.1. Obligations for the Delivery. The Contracted Party shall deliver Ports corresponding to a Request that has been accepted or is considered as having been accepted by the Contracted Party (any of such requests an "Accepted Request"), in accordance with the Delivery Criteria and with the terms of the Addendum and of this Exhibit. If the Contracted Party can deliver such Ports before the appointed delivery date, then, the Contracted Party must notify the Contracting Party and, by request of the latter, the delivery date for such Ports will be advanced. "Appointed Delivery Dates ", related to Ports, shall mean the dates when the Contracting Party is committed to deliver the Ports, pursuant to the terms of this Section 2.1.

         2.2. FAILURE IN DELIVERY.

         2.2.1. If the Contracted Party fails to deliver the Ports corresponding to an Accepted Request in the Appointed Delivery Date, then, additionally to the Contracting Party's other rights and prerogatives, pursuant to the law and to the current Addendum, the Contracted Party shall grant the Contracting Party a credit equivalent to the daily values corresponding to the amounts that would be charged of the Contracting Party for such Ports, as of the Appointed Delivery Date until the date when such Ports are effectively delivered.

         2.2.2. For each thirty-day period after the Appointed Delivery Date when the Ports have not been delivered pursuant to this Addendum, additionally to the other rights and prerogatives of the Contracting Party, in accordance with the law and the current Addendum, the Contracted Party shall grant the Contracting Party a credit equivalent to the amount charged of the Contracted Party for the said Ports within the said thirty days. Exemplifying, in case of delay of a Port (a) for twenty-nine (29) days, then, the Contracted Party shall make available to the Contracting Party a credit equivalent to the PRO RATA value of twenty-nine days of such Port, as set forth in item (i) above; (b) for thirty-two (32) days, then, the Contracted Party shall make available to the Contracting Party a credit equivalent to sixty-two (62) days, out of which thirty-two (32) days are due pursuant to the terms of
         Section 2.2 (i) above and thirty (30) days are due in accordance with the present Section 2.2.

         2.2.3. In case the Contracted Party fails to deliver more than ten per cent (10%) of the Ports corresponding to an Accepted Request after ninety (90) days counted as of the Appointed Delivery Date for such Ports, then, in addition to the Contracting Party's other rights and prerogatives, pursuant to the law and to this current Addendum and to the Agreement, (a) the Contracting Party shall be, as of the end of the ninety-day term freed from the Exclusivity and (b) the Contracting Party may terminate the present Addendum and the Agreement, with previous notice, without incurring the payment of any fines and/or penalties.

2.3. Calculation of the Delivery Date. Upon the delivery of any Port, (but not before such delivery), the Contracted Party shall notify the Contracting Party of such delivery, through the representative appointed by the Contracting Party. For the purposes of this Addendum, the delivery of any Port shall be made at the time of receipt by the Contracting Party of such notice from the Contracted Party Notwithstanding the compulsory delivery date described in this section 2.3, in case any Port delivered along the month does not receive the Final Acceptance within a five-weekday term, counted as of its delivery, then, such Port will be reputed as having been delivered on such date.

3. ACCEPTANCE

         3.1. Acceptance Test. The Contracting Party shall have a time of not more than five (5) weekdays after the delivery of a Port ("Acceptance Test Period") within which it will test such Port. The Contracting Party may test the Ports through any method it thinks fit, so as to determine whether such Ports meet or surpass any of the Acceptance Criteria.

         3.2. Acceptance Criteria. The Contracting Party has the option to reject the Ports in case any of the following items are not met (such items are jointly the "Acceptance Criteria"), provided that the infrastructure supplied by the Contracting Party is in full operation.

                  3.2.1. at least eighty-five per cent (85%) of the users' sessions ends only with a disconnection sequence started by the users;

                  3.2.2. at least ninety-two per cent (92%) of the calls of users successfully connect to the Ports; and

                  3.2.3. at least ninety-seven per cent (97%) of the calls of users who successfully connect to the Port also successfully connect to the Contracting Party's service.

         3.3. Rejection. If a Port fails to comply with any of the Acceptance Criteria (each one such non-compliances constitutes a "Non Conformity"), the Contracting Party shall notify the Contracted Party, (via e-mail), within the Period of the Acceptance Test, specifying the nature of the failure with reasonable details. The Contracting Party shall remove such rejected Ports in which corrective actions and the extinction of problems are pending. With no additional charges to the Contracting Party, the Contracted Party shall repair, replace or correct the Non- Conformity as soon as it receives the Contracting Party's notice that the Ports do not meet the Acceptance Criteria. By the end of the repairs and at the re-liberation of the respective Ports by the Contracted Party to the Contracting Party, the Contracting Party shall be granted an additional Acceptance Test Period to re-test the Ports and set forth whether the Non-Conformity has been corrected and whether such Ports meet the Acceptance Criteria. This process must be repeated as many times as necessary until all the Non-Conformities are corrected and such Ports meet the Acceptance Criteria.

         3.3.1 Notwithstanding what has been set forth, if, after three (3) trials for curing the Non-Conformities, the Contracted Party has not delivered the respective Port, according to the applicable Acceptance Criteria, then the Contracting Party can fully or partially cancel, with no cost or liability for the Contracting Party, the total or the part which has not been met of the Accepted Request as of a specific date, through a written cancellation notice issued by the Contracting Party.

         3.3.3.1.1 The Contracting Party shall have no payment obligations towards the Contracted Party related to any cancelled part of the request.

         3.4. Final Acceptance. Ports requested by the Contracting Party must be considered as having been accepted (such acceptance is the "Final Acceptance") with the occurrence of any of the following events, prevailing the one that happens first: (i) receipt by the Contracted Party of written notice certifying that the Ports meet the Acceptance Criteria, or (ii) expiration of the Acceptance Test Period for such Ports, without rejection notification by the Contracting Party.


4. NEW SERVICES.

         5.1. If the Contracted Party is capable of providing any new service that will allow the Contracting Party to render services to its clients in a similar way as the one utilized, and jointly with the Contracting Party's services, but (a) with a general lower cost for the Contracting Party, or (b) with the same costs for the Contracting Party but with the addition or improvement of the capacity, effects and functionality related to the Services (each one of the items (a) and (b) being a "New Service"), then, (i) the Contracted Party shall promptly notify the Contracting Party and offer to provide such New Service for the Contracting Party at a lower or equal cost, and (ii) the Contracted Party shall allow the Contracting Party to make the full or partial transition of its services, pursuant to the Contracting Party's criteria, with no additional cost for the Contracting Party

ADDENDUM TO AGREEMENT No. CO/TELEMAR/UNA/SIP/0001-2003

TC DIAL IP CONNECTSERVICE - MODALITY ACCESS CONNECT

                                      ADDENDUM No 02 ENTERED INTO BETWEEN AOL
                                      DO BRASIL  LTDA.  AND TELEMAR  NORTE LESTE
                                      S.A.

THE PARTIES:

The parties to the present Agreement are:



CONTRACTING PARTY: AOL DO BRASIL LIDA, a limited liability company, with its main place of business at Av. Marginal do Rio Pinheiros, 5200 - American Business Park - Bloco B - 2. andar, enrolled in the National Registry for Legal Entities (CNPJ/MF) under n. 03.032.579/0001-62, in this act represented pursuant to its Articles of Association, hereinafter simply called CONTRACTING PARTY, and

CONTRACTED PARTY: TELEMAR NORTE LESTE S.A., a publicly-held corporation, with its main place of business in the city of Rio de Janeiro, State of Rio de Janeiro, at Rua General Polidoro, 99 - 5. andar, Bairro Botafogo, enrolled in the National Registry for Legal Entities (CNPJ/MF) under n degrees 33.000.118/0001-79, in this act represented pursuant to its Articles of Association, hereinafter simply called CONTRACTED PARTY.

They are also individually called Party and jointly, Parties.



1. FIRST CLAUSE - THE OBJECT

         1.1. THE PRESENT ADDENDUM HAS AS ITS OBJECTIVE THE SUPPLY, BY THE CONTRACTED PARTY, OF A SET OF RESOURCES WHICH SHALL ALLOW THE CONNECTION OF THE NETWORKS OF THE CONTRACTING PARTY'S IP AND TO THE CONTRACTED PARTY'S AND TO THE INTERNET, THROUGH TC IP CONNECT SERVICE IN ITS MODALITY ACCESS CONNECT (JOINTLY DEFINED AS "SERVICES"), INCLUDING, AMONG OTHER SERVICES:

(I) INFRASTRUCTURE OF CONNECTION OF THE CONTRACTING PARTY'S NETWORK WITH THE INTERNET FOR USE (A) BY THE USERS COMING FROM THE CONTRACTED PARTY'S NETWORKS IN REGION I OF THE GENERAL PLAN OF GRANTING (GPG) AND
         (B) USERS COMING FROM ANY OTHER NETWORKS AND GPG'S REGIONS (WHICH ARE NOT FROM THE CONTRACTED PARTY'S NETWORKS IN REGION I OF THE GPG) (HEREINAFTER SIMPLY CALLED "WEB CHANNEL");

(II) DEDICATED INTERCONNECTION DATA CHANNEL OF THE CONTRACTING PARTY'S NETWORK TO THE CONTRACTED PARTY'S IP NETWORK FOR TUNNELING OF THE TRAFFIC ARISEN FROM USERS COMING FROM THE CONTRACTED PARTIES NETWORKS IN REGION I OF THE GPG (HEREINAFTER SIMPLY CALLED "DEDICATED CHANNEL")

(III) DEDICATED INTERCONNECTION DATA CHANNEL OF THE CONTRACTING PARTY'S NETWORK TO THE CONTRACTED PARTY'S IP NETWORK FOR TRAFFIC EXCHANGE BETWEEN THE CONTRACTED PARTY'S NETWORK AND THE CONTRACTING PARTY'S NETWORK (HEREINAFTER SIMPLY CALLED "PEERING").

         1.2. TC IP CONNECT SERVICE IN ITS MODALITY ACCESS CONNECT, OBJECT OF THIS ADDENDUM, SHALL BE PERFORMED IN ACCORDANCE WITH THE SERVICE
CHARACTERISTICS, LISTED IN THIS INSTRUMENT AND IN ITS ADDENDUMS.

         1.3. THE CONTRACTED PARTY COMMITS TO PROVIDE ROUTING TO A POINT OF PHYSICAL INTERCONNECTION WITH THE CONTRACTING PARTY'S FACILITIES, IN A MEETING POINT DETERMINED BY THE CONTRACTING PARTY WHERE THE DIALED ACCESS TRAFFIC WILL BE COMMUTED BY THE PARTIES (EACH ONE OF SUCH POINTS, A "MEETING POINT"). THE MEETING POINT IS THE CONTRACTING PARTY'S FACILITY AT EMBRATEL'S BUILDING IN MORUMBI, CITY OF SAO PAULO, WHEREBY THE CONTRACTING PARTY MAY CHANGE THE LOCATION OF SUCH MEETING POINT AT ANY TIME, AT ITS EXCLUSIVE DISCRETION. THE CONTRACTED PARTY SHALL, AT LEAST, PROVIDE ALTERNATIVE ROUTES FROM ITS INFRASTRUCTURE TO THE MEETING POINT, IN ORDER TO ELIMINATE SINGLE FAILURE POINTS IN THE CONTRACTED PARTY'S INFRASTRUCTURE.

2. Second Clause - Contracted Party's Duties:

         2.1. TO PROVIDE TC IP CONNECT SERVICE PURSUANT TO THE TERMS AND CONDITIONS OF TECHNICAL SPECIFICATIONS REQUIRED BY THE CONTRACTING PARTY, AS SET FORTH IN EXHIBIT II (TECHNICAL SPECIFICATIONS OF EQUIPMENT AND SERVICES), STRICTLY COMPLYING WITH QUALITY, AVAILABILITY CRITERIA AND PARAMETERS DESCRIBED IN EXHIBIT III (QUALITY CRITERIA), WHICH INCLUDES MAKING AVAILABLE TO THE CONTRACTING PARTY THE MANAGERIAL REPORTS DESCRIBED IN EXHIBIT IV (MANAGERIAL REPORTS) AND PROPERLY DIMENSIONING ITS IP NETWORK SO AS TO ASSURE TO THE CONTRACTING PARTY'S USERS ACCESS TO THE INTERNET AND TO THE CONTRACTING PARTY'S CONTENT, AND TO ASSURE INTERNET ACCESS TO THE CONTRACTING PARTY.

         2.2. To interconnect interconnection points of the set data channels of the Contracted Party for IP traffic, hereinafter jointly referred to as "IP Backbone ", to other Internet backbones, pursuant to adequate speed.

         2.3. To make available and to activate the Contracting Party's IP access to the Contracted Party's IP Backbone, in the speed agreed upon, as described in Exhibit III (Quality Criteria).

         2.4. To keep the TC IP CONNECT Service in full adequate operation so as to assure its operation twenty-four (24) hours a day, seven (7) days a week, except for the preventive maintenance periods which shall be informed with seventy-two (72) hours prior notice. In the cases where prior notice is technically unfeasible, forty-eight (48) hours prior notice shall be accepted. In periods of time in which the TC IP CONNECT Service is out of operation the Contracted Party is not exempted from complying with remaining procedures agreed upon in the present Addendum.

         2.5. To provide the Contracting Party with reports which inform the use of the contracted circuit (Report of Connection Statistics) and the performance of the Contracted Party's IP Backbone nucleus (Report on Telemar<180>s IP Backbone Performance). SUCH reports shall be available for consultation through the Internet, as set forth in Exhibit IV (Managerial Reports).

         2.5.1. The Contracted Party's IP Backbone Performance Report shall present information about latency, network availability and loss of packets.

         2.5.2. The Connection Statistics Report shall present information about the utilization rate of the contracted circuit.

         2.6. To pro-actively manage the circuit hired by the Contracting Party. Pro-active management shall be in operation for twenty-four (24) hours a day, seven (7) days a week. For the effects of this Addendum, "pro-active management" shall mean the permanent monitoring of the hired circuit, and informing the Contracting Party in advance with respect to detection of problems and reasons for circuit interruption.

         2.7. To comply with and observe all operational procedures described in
Exhibit VII (Flow of Operational Procedures).

         2.8. The Contracted Party agrees never to collect, analyze, stock and/or make use of any information of the Contracting Party's Users and/or Visitors who navigate by using TC IP CONNECT Service, including, but not limiting to: names, residential and commercial addresses, telephone numbers, logins, e-mails, Web pages, used Internet Services, etc.

         2.8.1. The Contracted Party undertakes to keep in full confidentiality each and all information of the Contracting Party's Users and/or Visitors who use the TC IP CONNECT Service, as well as to take all the necessary steps (including through the implementation of adequate security measures) which would prevent third parties from having access to any information of the Contracting Party's Users and/or Visitors.

         2.9. To activate the Contracting Party's requested Service in the period of time set forth in Exhibit III of this Addendum.

3. THIRD CLAUSE - CONTRACTING PARTY'S DUTIES

         3.1. To effect the payment of the services provided by the Contracted Party pursuant to form, period of time and conditions set forth in this Addendum.

         3.2. To request to Contracted Party any modifications in the speed of its IP access to the Contracted Party's IP Backbone with thirty (30) days prior notice.

         3.3. To keep and protect its network, preventing invasion/interference of third parties, preserving its data, information, hardware and software resources.

         3.4. To supply all information requested by the Contracted Party, which are necessary for the activation of the TC IP CONNECT Service.

         3.4.1. In case the Contracting Party fails to supply the requested information necessary for the activation of the TC IP CONNECT Service, the Contracted Party cannot be made responsible for the delay in the service activation.

         3.5. To request the Contracted Party to activate or desinstall any of the optional services which integrate the TC IP CONNECT solution, accordingly to the hired modality, in writing and by means of a 30 (thirty) days prior notice.

         3.6. To make available all the necessary equipment for the activation of the TC IP CONNECT Service in the Contracting Party's facilities (routers).

         3.6.1. Such equipment (hardware and software) must comply with the specifications defined by the internet Engineering Task Force (IETF), so as to guarantee the inter-operation of the Contracting Party's equipment with the Contracted Party's IP Backbone.

         3.7. In Region I of the GPG, any future hiring of TC IP CONNECT Service, object of this Addendum (or other services with equivalent operation, independently of the used nomenclature) by the Contracting Party shall be exclusively effected with the Contracted Party, except: (a) in the assumption set forth in the Eighth Clause of the Agreement, (b) whenever there is the Contracted Party's express refusal or (c) in the localities where the Contracted Party does not comply with the minimum quality standards and other necessary technical conditions, pursuant the terms of the present Addendum and respective Exhibits.

4. FOURTH CLAUSE - PRICE

         4.1. For the rendering services described herein, the Contracting Party shall pay to the Contracted Party the amounts detailed in Exhibit I to this Addendum.

         4.2. All the prices due to this Agreement shall be charged in REAIS (R$), in the collection document that shall be sent to:

         Diretor de Operacoes [Operations Director]
         AOL Brasil
         Av. Industrial, 600 - 2(0)andar
         Santo Andre - SP
         CEP 09080-500

5. FIFTH CLAUSE - DELIVERY AND ACCEPTANCE OF SERVICES

         5.1. The Contracting Party shall accept or reject the Services, object of the present Agreement in up to five (5) weekdays after the delivery of each one of the channels by the Contracted Party, through the delivery to the Contracting Party of a respective Instrument of Acceptance.

                  5.1.1. The Contracting Party can reject the Instrument of Acceptance exclusively in cases in which non-conformity with the technical specifications contained in the present Addendum and its Exhibits are evidenced.

         5.2. After such term, and upon absence of manifestation by the Contracting Party, the channels will be considered activated and their delivery date shall be considered as of the activation date, for the collection purposes.

         5.3. The Instrument of Acceptance's model shall be that committed by the Parties in Exhibit VIII to this Addendum.

6. SIXTH CLAUSE - IMPLEMENTATION TIME SCHEDULE

         6.1. The Contracted Party acknowledges that it is of major importance to the efficient rendering of the TC IP CONNECT Service the compliance with the terms jointly agreed by the Parties, in order to enable the implementation, pursuant to this Addendum and in its Exhibits, of the rendering of TC IP CONNECT Service.

7. SEVENTH CLAUSE - DISCOUNTS DUE TO FAILURE IN THE RENDERING OF THE SERVICE

         7.1. Should any problems impend the rendering of TC IP CONNECT Service, and consequently result in suspension or unavailability of the full use of the Service by the Contracting Party, than the Contracted Party shall solve such problems in the maximum term set forth in Exhibit III, in order to guarantee the availability standard.

         7.1.1. In case the problems caused by and/or of the Contracted Party's responsibility are not solved within such a period of time, than the Contracted Party shall pay to the Contracting Party, until the thirtieth (30th) day of the month subsequent to that of the problems' occurrence, the amount obtained through the application of the following formula:


                     n
                [(Sigma Ti)-1,08]
                    i=1                              c                       n
          F = ------------------------------ X 47 X --- applicable when  [Sigma Ti] > 1,08h
                    720                              34                      i=1


         where:

         F is the penalty due to interruption in the Service(s) in the respective month (in thousands of R$), corrected by the variation of the National Index of Prices (IGPM-DI) of the Getulio Vargas Foundation, every twelve (12) months.

         Ti is the period of i-times interruptions occurred in the respective month (in hours)

         N is the number of interruptions in the respective month.

         C is the full capacity installed in Mbps, as in Exhibit I.

         For the purpose of calculating the penalty above, localities where interruptions were requested by the Contracting Party or where duly programmed preventive maintenance occurred shall not be taken into consideration.

         7.1.2. Exhibit III contains the description of quality parameters, availability or level of service (SLA), with respect to which the penalties set forth in Exhibit III of the present Addendum are applied to the Contracted Party.

8. EIGHTH CLAUSE  - VALIDITY TERM

         8.1. THE VALIDITY TERM FOR THIS ADDENDUM IS OF THIRTY-SIX (36) MONTHS, STARTING ON THE DATE OF ITS EXECUTION, ("VALIDITY"), AND HAVING THE CONTRACTING PARTY THE OPTION TO EXTEND THE TERM OF THIS ADDENDUM FOR THREE EQUAL SUCCESSIVE PERIODS OF TWELVE (12) MONTHS, THROUGH NOTIFICATION TO THE CONTRACTED PARTY LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION OF THE VALIDITY OR ANY OF ITS EXTENSIONS.

9. Ninth Clause  - Termination

         9.1. BESIDES THE ASSUMPTIONS EXPRESSLY SET FORTH IN OTHER CLAUSES OF THE PRESENT ADDENDUM, ANY OF THE PARTIES CAN LEGALLY TERMINATE THE PRESENT ADDENDUM, WITH NO LIENS, INDEPENDENTLY OF ANY JUDICIAL OR EXTRA-JUDICIAL PROCEDURE OR CLAIM AND SIMPLY THROUGH WRITTEN NOTIFICATION TO THE OTHER PARTY, IN CASE SUCH PARTY:

(I) TRANSFERS TO THIRD PARTIES, WHOLLY OR PARTIALLY, ITS RIGHTS AND DUTIES ARISEN FROM THIS ADDENDUM, WITHOUT THE PREVIOUS WRITTEN AUTHORIZATION OF THE OTHER PARTY; AND

(II) FAILS TO COMPLY WITH THIS ADDENDUM AND ITS EXHIBITS, FAULT WHICH IS NOT CORRECTED WITHIN A (60) SIXTY-DAY TERM AFTER THE OTHER PARTY'S NOTIFICATION.

         9.2. THE CONTRACTING PARTY CAN CANCEL THE SERVICES SET FORTH IN CLAUSE 1.1.(I) ABOVE, AT ANY TIME, WITHOUT INCURRING THE PAYMENT OF ANY FINES, PENALTIES OR INDEMNIFICATIONS, IN THE CASE OF CANCELLATION OR TERMINATION OF THE FIRST TC IP DIAL ADDENDUM.

         9.3. THE PARTIES EXPRESSLY AGREE AND FORTHWITH ACCEPT THAT THE PARTY ("INFRINGING PARTY") THAT GIVES RISE TO THE TERMINATION OF THE PRESENT ADDENDUM, BEFORE THE CONTRACTUAL TERM, IN THE HYPOTHESES SET FORTH IN ITEM 9.1 ABOVE, SHALL BE SUBJECT TO THE PAYMENT OF COMPENSATORY PENALTY TO THE OTHER PARTY ("INNOCENT PARTY"), WITHIN A (5) FIVE-DAY-TERM COUNTED AS OF THE TERMINATION DATE.

THE COMPENSATORY PENALTY HEREIN SET FORTH SHALL BE CALCULATED THROUGH THE APPLICATION OF THE FOLLOWING FORMULA:

F = P  x MM

WHERE:

F = PENALTY AMOUNT TO BE PAID BY THE INFRINGING PARTY TO THE INNOCENT PARTY; P = PRICE FOR THE SERVICES IN THE MONTH PREVIOUS TO THE TERMINATION.
MM = NUMBER OF MONTHS REMAINING TILL THE EXPIRATION OF THE PRESENT ADDENDUM.

         9.4. IN CASE OF TERMINATION CAUSED BY THE CONTRACTED PARTY, PRIOR TO THE EXPIRATION OF THE VALIDITY PERIOD OF THE PRESENT ADDENDUM, THE CONTRACTED PARTY SHALL CONTINUE THE RENDERING OF THE SERVICES TO THE CONTRACTING PARTY, PURSUANT TO THE TERMS OF THIS ADDENDUM AND ITS EXHIBITS, AND PURSUANT TO THE SAME CONDITIONS AGREED UPON, FOR THE MINIMUM TERM OF NINETY (90) DAYS, AT THE CONTRACTING PARTY'S EXCLUSIVE DISCRETION, AS OF THE DATE OF SUCH TERMINATION, WITH NO PREJUDICE THE PAYMENT FOR SUCH THE SERVICES AS PROVIDED IN THE PRESENT ADDENDUM AND ITS EXHIBITS BY THE CONTRACTING PARTY, AS WELL AS THE PAYMENT OF PENALTY, BY THE CONTRACTED PARTY, IF IT IS THE CASE, AS SET FORTH IN ITEM 9.3.

         9.5.IN CASE OF EXPIRATION OR TERMINATION OF THIS ADDENDUM, THE PARTIES COMMIT TO STOP THE USE AND RETURN TO THE PARTY WHICH OWNS IT, THE EVENTUAL CONFIDENTIAL INFORMATION RELATED TO THIS ADDENDUM AND ITS EXHIBITS, AS WELL AS ANY CODES, ACCESSES OR ADDRESSES SUPPLIED BY BOTH THE PARTIES.

10. Tenth Clause - Force Majeure

         10.1. NONE OF THE PARTIES SHALL BE CONSIDERED IN DEFAULT OF ITS DUTIES SET FORTH IN THE AGREEMENT OR IN THIS ADDENDUM IF AND PROVIDED THAT ITS PERFORMANCE IS DIRECTLY OR INDIRECTLY PREVENTED OR DELAYED BY ACTS OF GOD AND/OR FORCE MAJEURE EVENTS, AS SET FORTH IN THE BRAZILIAN CIVIL CODE (HEREINAFTER ANY OF SUCH EVENTS SHALL BE CALLED "FORCE MAJEURE EVENT"). NOTWITHSTANDING WHAT HAS BEEN DETAILED HEREIN, IF THE CONTRACTED PARTY'S SUPPLIER OR SUB-HIRED FAILS
TO COMPLY WITH ITS DUTIES TAKEN OVER IN THE LATTER'S AGREEMENT WITH THE CONTRACTED PARTY, THIS SHALL NOT CONSTITUTE A FORCE MAJEURE EVENT FOR THE CONTRACTED PARTY, UNLESS SUCH FAULT, ON THE PART OF THE SUPPLIER, IS CAUSED BY A FORCE MAJEURE EVENT.

         10.2. Concerning any Force Majeure Event, the damaged Party shall not be compelled to comply with its duties, then affected during the period through which such circumstances remain, and such Party shall exert its best efforts to resume its performance, as soon as possible. Any Party, whose performance is prevented or delayed by the Force Majeure Event shall forthwith notify the other Party through telephone contact (to be confirmed in writing in up to two (02) weekdays as of the outset of such delay) and describe in detail the Force Majeure Event. In so far as one Party can reasonably foresee that it will be affected by a Force Majeure Event, such Party shall immediately notify the other Party of such foreseen delay and describe, in as much detail as possible, the Force Majeure Event.

         10.3. If a Force Majeure Event prevents or delays the Contracted Party's performance for more than thirty (30) consecutive days, then, the Contracting Party can hire any third parties for the services set forth in this Addendum, without incurring the Parties any fines or penalties, being ascertained that, subsequent to that interruption of the service providing by the Contracted Party, the Contracting Party commits to restore the provisions of this Addendum and its Exhibits in up to thirty (30) consecutive days.

11. ELEVENTH CLAUSE - MISCELLANEOUS

         11.1. THE CONTRACTED PARTY BEARS NO RESPONSIBILITY WHATSOEVER FOR THE UNDUE USE OF THE TC IP CONNECT SERVICE BY ANY OF THE FINAL OR THIRD PARTY'S USERS.

         11.2 This Addendum's items, as well as its Exhibits related to confidentiality, shall survive at the expiration or terminatION of this Addendum.

         11.3. The Exhibits mentioned hereinbelow, initialed by the Parties, integrate this Addendum for the legal purposes.

         11.4. Each and any modification, alteration or addendum to the present Addendum shall only be valid if performed through a written document, signed by all the Parties.

         11.5. In case of any divergence between the present Addendum and any of its Exhibits, the provisions of this Addendum shall always fully prevail.

         11.6. This Addendum constitutes the full agreement between the Parties, related to the subject matter in question, replacing each and any document produced about the same subject. Each and any modification, alteration or addendum to the present Addendum shall only be valid if performed through a written document, signed by all the Parties.

         11.7. Each Party states and guarantees that (i) it has the necessary power and authority to hire and comply with the duties and transactions described in the Agreement and in the present Addendum and (ii) the execution, the delivery and the compliance with the Agreement and the present Addendum and the accomplishment of the transactions described by the Agreement and the present Addendum have been duly authorized in accordance with the necessary procedures of the respective Party.

         11.8. In case any of the terms of this Agreement or of this Addendum eventually conflict with the law under which the Agreement and this Addendum are constituted or if any of the terms herein set forth is considered invalid by a court with jurisdiction over both the Parties, the rest of the Agreement or of this Addendum shall remain in full validity. In case the invalidity of the said terms prevents the compliance of the fundamental purpose of this Agreement, the Contracted Party and the Contracting Party shall forthwith start negotiations in good faith to refund the affected Party of such a fact of the value (either cash or in services) equivalent to the amount that such Party would have received in case such terms had not been considered invalid.

         11.9 In the assumption that the Contracted Party is forbidden to provide the services hired by the present instrument, by order of the National Agency of Telecommunications (ANATEL), provided that such a prohibition had not stemmed from acts of the Contracted Party's responsibility, including, but not limiting, failing to comply with the present concession agreement or by virtue of any modification in the applicable legislation in force, the present instrument shall be forthwith terminated through the Contracted Party's written notice to the Contracting Party, informing that it shall be immediately terminated. The Agreement's termination for such a reason, even if on the grounds of acts of the Contracted Party's responsibility shall not grant any of the parties any right to indemnification, reparation and/or compensation and the Contracted Party shall have to exert its best efforts to assure the continuity of the hired service.

         11.10. Except for the cases where the previous liberation to the other Party is impossible by law, none of the Parties shall issue any notices to the press, advertisements and marketing material, advertising or other promotional materials related to the Agreement or to the present Addendum or that make reference to the other Party or to its commercial names, trademarks or service marks without the previous written authorization of the other Party, which shall not be denied or put off without feasible reasons.

         11.10.1 Notwithstanding the aforedetailed, (i) any of the Parties can issue press releases and other notices, as requested by the United States Securities and Exchange Commission, without the other Party's authorization, and (ii) the Contracting Party can issue press releases solely mentioning the existence of this Addendum, without the Contracted Party's authorization.

         11.11. ALL THE NOTICES, REQUISITIONS, DEMANDS AND DETERMINATIONS UNDER THIS AGREEMENT (EXCEPT FOR COMMUNICATIONS OF OPERATIONAL ROUTINE AND THE ONES HEREBY SPECIFIED) SHALL BE IN WRITING AND SHALL BE CONSIDERED AS HAVING BEEN PROPERLY DELIVERED (I) WHEN DELIVERED IN HAND, (II) ONE (01) WEEKDAY AFTER HAVING BEEN HANDED OVER TO AN EXPRESS MAIL SERVICE, WITH A RELIABLE MONITORING SYSTEM OF DELIVERY, (III) FOUR (04) WEEKDAYS AFTER THE POSTAGE DAY WHEN SENT BY MAIL, REGISTERED LETTER, WITH COMPULSORY RECEIPT, PRE-PAID STAMPING AND ADDRESSES, AS FOLLOWS:


              FOR THE CONTRACTING PARTY:              FOR THE CONTRACTED PARTY

                   AOL BRASIL LTDA.                          COPIES TO:

   Av. Marginal do Rio Pinheiros, 5200 - Ed.
Philadelphia - 2o. andar - CEP 05693-000 - Sao
             Paulo - SP - Brasil

        Attn: Diretor Juridico [Legal Director]
                Fax: +55 (11) 3759 7401

                   AOL BRASIL LTDA.

Av. Marginal do Rio Pinheiros, 5200 - Ed. Philadelphia
 - 2o. andar - CEP 05693-000 - Sao Paulo - SP - Brasil
   Attn: Diretor de Operacoes [Operations Director]
                Fax: +55 (11) 3759 7401


         The Parties forthwith agree that the above addresses can be altered provided that one Party gives the other previous notice of this new address and the date when it will become effective.

         11.12. Nothing herein contained shall be interpreted as creation of any representation, partnership or any other type of company formation between the Parties.

         11.13. The Parties make themselves responsible for the payment of salaries and other labor duties, of social security and social contributions related to their employees, related to the Services to be provided, responsibility which falls fully to the respective Party. Besides, each Party assumes full labor responsibility for their personnel, including social, social security, death, administrative, disciplinary, fiscal and/or civil, being such Party considered the sole employer, there being no connection between its employees or representatives with the Adverse Party.

         11.13.1. In case any complaints or judicial claims are filed against one of the Parties by an employee, director, ex-employee or ex-director of the Adverse Party, due to its functions related to this agreement, such adverse Party agrees to substitute the other Party as defendant in such a complaint or claim. In case this substitution is unfeasible, the Adverse Party agrees to refund the other Party for any expenditures (including attorneys' fees for loss of suit) incurred by such Party in THE filed complaint or claim.

         11.14.The Parties forthwith agree that any duties that remain in force after the termination, the cancellation or the expiration of this Agreement, of this Addendum and its Exhibits shall survive and remain in force, as expressly set forth in this Addendum or in its Exhibits.

         11.15. Both the Parties shall act in compliance with all the laws and regulations which are relevant to its respective performance, pursuant to this Agreement and/or this Addendum. The Contracted Party shall not collect, sue, file or reveal any personal data related to the Contracting Party's members. Besides, the Contracted Party shall not violate the communication secrecy of the Contracting Party's users and final consumers, via services.

         11.16. The Parties agree that they shall not use the names, logotypes or trademarks of the other Party or of its Affiliates, without the previous written consent of the latter.

         11.17. No omission or delay of any of the Parties in performing any of the rights herein contained shall be considered as waiver or renewal, nor can any isolate or partial performance of any right herein set forth, prevent any future or ampler performance of such right or of any other right.

12. TWELFTH CLAUSE  -  DEFINITIONS


FOR THE PURPOSES OF THE PRESENT ADDENDUM, BESIDES THE DEFINITIONS SET FORTH IN THE OTHER ITEMS, THE FOLLOWING TERMS AND EXPRESSIONS MEAN:

"ANATEL" MEANS NATIONAL AGENCY OF TELECOMMUNICATIONS.

"Content" MEANS A SET OF INFORMATION AND SERVICES OFFERED BY THE CONTRACTING PARTY AND MADE AVAILABLE FOR CONSULTATION AND USE BY ITS SUBSCRIBERS, USERS AND VISITORS.

"General Agreement" MEANS THE AGREEMENT FOR SUPPLYING COMMUTED FIXED TELEPHONE SERVICE AND OTHER TELECOMMUNICATIONS SERVICE AND INTERNET IP SERVICE, ENTERED INTO BETWEEN THE PARTIES, ON THIS DATE.

"INTERNET" means a world net which gathers, connects and interconnects several computer nets, making use of TCP/IP protocol, controlled in Brazil by the Management Committee and abroad by ICANN.

"CONFIDENTIAL INFORMATION" means all information and documents of any kind, necessary to allow the attainment of the object of this Agreement, which are delivered to one of the Parties by the other, or by its advisors, auditors, accountants, attorneys, representatives, managers or employees, who related to the Parties' business or to the businesses of its clients, suppliers AND associates, including, but not limiting to management data, financial data and market strategies.

"GPG" means the General Plan of Granting approved by Decree n degrees 2.534 of April 2, 1998.

"IP NETWORK" means the Contracted Party's IP Network, an integrant part of the Internet network.

"NETWORK" or "NETWORK" means the set of equipment for communication and data processing between computers, servers and other equipment.

"CFAS" means the Commuted Fixed Access Service.

"TAXES" means each and every tax, fees, compulsory loans and contributions, including but not limiting to the contributions to PIS [Program of Social Integration] and COFINS [Contribution for Financing Social Security], among other taxes, related to this Agreement and imposed by the applicable legislation.

"USERS" means all the Contracting Party's users who, making use of the local CFAS of the CFAS operator, connect to the Internet, free of charge, through the ports made available by the Contracted Party for Dialed Access to the Internet.

"Visitors" MEANS ALL THE OTHER USERS WHO ARE NOT THE CONTRACTING PARTY'S USERS AND WHO ARE CLIENTS OF THE CONTRACTED PARTY'S IP NETWORK.

13. THIRTEENTH CLAUSE - JURISDICTION AND APPLICABLE LAW

         10.1. The present Agreement shall be governed by the Brazilian Law.

         102. The Parties elect the central court of the city of Rio de Janeiro to settle eventual controversies stemming from this Addendum and its Exhibits.


In witness whereof, they sign the present Addendum in three (03) counterparts of equal form and content in the presence of the witnesses below:


Rio de Janeiro, March 31, 2003.



TELEMAR NORTE LESTE S.A.


/s/ ABEL AMARAL CAMARGO, JR.
------------------------------------------
ABEL AMARAL CAMARGO, JR.
SALES MANAGER


AOL DO BRASIL LTDA


/s/ EDSON PAVO
------------------------------------------
EDSON PAVO
LEGAL DIRECTOR

WITNESSES:


/s/ MARIANA UEMURA SAMPAIO
-------------------------------------
1:Mariana Uemura Sampaio

/s/ RICARDO FONZAGHI
-------------------------------------
2:Ricardo Fonzaghi

                   EXHIBITS SUMMARY


          EXHIBIT I        PRICES

         EXHIBIT II        TECHNICAL SPECIFICATIONS OF EQUIPMENT AND SERVICES

        EXHIBIT III        QUALITY CRITERIA

         EXHIBIT IV        ONLINE AND OFFLINE MANAGERIAL REPORTS

          EXHIBIT V        IMPLANTATION OF TIME SCHEDULE

         EXHIBIT VI        TECHNICAL DESCRIPTION OF SOLUTION

        EXHIBIT VII        FLOW OF OPERATIONAL PROCEDURES

       EXHIBIT VIII        FORM FOR REQUEST OF SERVICE

            ANEX IX        MANUAL OF BASIC INFRA--STRUCTURE


        ****************************************************************

                               EXHIBIT I - PRICES

The Contracting Party shall pay the amount hereinbelow for hiring TC IP CONNEC Service

    Service Description                          Amount R$ (With Taxes)
    -------------------                          ---------------------
34 Mbps IP Port                                 [**] REAIS (R$ [**])

34 Mbps Local Access                            [**] REAIS ([**])


All the taxes are included in the amounts hereinbefore.

                  Dedicated IP Port: ISS [Tax on Services], PIS [Social Integration Program] and COFINS [Contribution for Financing Social Security]

                  Local Access Circuit: ICMS [Tax on Goods and Services], PIS [Social Integration Program] and COFINS [Contribution for Financing Social Security]

The Contracting Party just commits to hire, according to the aforementioned specifications, the capacity of the necessary IP traffic to attend to its Users of Region I of the GPG (Web Channel), coming from the Contracted Party's TC DIAL IP Network.

No payment will be due for the "Dedicated Channel" or for the "PEERING".

                  This capacity can be modified according to the need of the Contracting Party's subscribers' traffic.

         The modification needs of this capacity shall be informed to the Contracted Party in due time.

         **********************************************************************
         *********************************************

                  EXHIBIT II - TECHNICAL SPECIFICATIONS OF EQUIPMENT AND
         SERVICES

                  1. CONTRACTING PARTY'S ROUTERS AND SWITCHES

                  This equipment must come from first line suppliers; meet the specific configuration needs of each locality (POP)and be flexible so as to accept including, but not limiting QoS, CoS and filters.

                  2. SERVICES MONITORING OF THE CONTRACTED PARTY'S NETWORK

                  The Contracted Party shall make available to the Contracting Party the devices which can allow the monitoring (in absolute and percentage terms) of the occupation of the ports and data circuits, in real and historic time. ********************************
         ***********************************************************************

                          EXHIBIT III- QUALITY CRITERIA

1. BASIC CRITERIA

The regularity and the non-interruption of the services and connections of the Contracting Party's subscribers to the Internet and to the Contracting Party's Content are of major importance. Thus, the quality criteria for such Service, purpose for supplying this TC IP CONNECT's agreement, include:

         1.1. real time monitoring of the occupation of the Contracted Party's Networks' data circuits, associated with the access liNKS to the Contracting Party, offering to the Contracting Party online remote monitoring of the communication ports of the routers, via the page made available in the Internet and protected by a password.

         1.2.guarantee of full availability of attendance at the Time of Greatest Movement (TGM) of the operation, offering to the Contracting Party's Subscribers, IP band with average capacity of 10 kbps;

         1.3.managerial reports and logs of traffic information collected and used for the generation of the monitoring graphs in the access network, containing all the samples of the variables used in preparing such graphs, percental and absolute occupation (in mbps) per router communication port.

2. SLA GUARANTEE

The failure recovery time for the access links of the Dedicated Channel and the Web Channel shall not exceed thirty (30) minutes, taking into consideration the period between the beginning and the effective solution of the failure, independently of the time of the occurrence opening.

         2.1. The performance indexes to be used as reference for the Guarantee of Service Level (SLA) of the Contracted Party's Access Network are:


                        Parameter                                        Amount
                        ---------                                        ------

Average monthly loss of packets in the Contracted Party's Network
  (maximum amount)                                                       [**]%

Monthly Availability for the Service  (minimum amount)                   [**]%

Yearly Availability for the Service (minimum amount)                     [**]%



Throughout all the days of the month, every five (5) minutes, the Contracting Party shall effect information collection of latency, rate of loss of packets and availability of routers' ports used in the interconnection between the Contracted Party's Network and thE Contracting Party's Network.

The measurements of latency and loss of packets shall form the time average, daily average and, lastly, the monthly average, which shall be compared with the value set forth for the respective parameter.

SLA OF THE CONTRACTED PARTY'S ACCESS NETWORK SHALL BE MONTHLY AND YEARLY CALCULATED AS THE AVERAGE OF THE CONNECTION AVAILABILITY BETWEEN THE CONTRACTED PARTY'S NETWORK AND THE CONTRACTING PARTY'S NETWORK, IN ACCORDANCE WITH THE
FORMULA:

                            n
                         [Sigma](Ttotali-TINDi)
                           i=1
         Availability  = ---------------------- X 100%
                            n X Ttotali
         where:

         Ttotal i is the total time for the i data links in the period taken into consideration.

         Tindi is the availability time of the i link in the period taken into consideration.

         N is the number of installed links in the period taken into consideration.

         IF THE CONTRACTED PARTY FAILS TO COMPLY WITH ANY SLA ITEM, THEN, ADDITIONALLY TO ANY OTHER RIGHTS THAT THE CONTRACTING PARTY MAY HAVE, THE CONTRACTED PARTY SHALL, WITH NO ADDITIONAL COST FOR THE CONTRACTING
         PARTY:

         (I)      INVESTIGATE AND REPORT THE CAUSES OF THE PROBLEM;

         (II) ADVISE THE CONTRACTING PARTY ABOUT THE MEASURES THAT ARE BEING TAKEN FOR THE SOLUTION OF SUCH PROBLEMS;

         (III) CORRECT THE PROBLEM SO THAT SLA IS COMPLIED WITH AS SOON AS POSSIBLE; AND

         (IV) ADOPT ADEQUATE PREVENTIVE MEASURES TO PREVENT THE PROBLEM'S RE-INCIDENCE.


FAILING TO COMPLY WITH SLA IN FOUR (4) MONTHS ALONG THE YEAR OR NON-COMPLIANCE WITH THE YEARLY SLA SHALL COMMIT THE CONTRACTED PARTY TO MAKE AVAILABLE ENOUGH ADDITIONAL CAPACITY, IN A DIVERSE PHYSICAL ROUTE, SO AS TO ALLOW SLA'S COMPLIANCE, WITH NO ADDITIONAL BURDEN FOR THE CONTRACTING PARTY.

PROGRAMMED INTERRUPTIONS REQUESTED BY THE CONTRACTING PARTY OR PREVENTIVE MAINTENANCE SHALL NOT BE ACCOUNTED FOR IN THE CALCULATION OF THE SERVICE AVAILABILITY.

THE SERVICES SHALL COMPLY WITH OR EXCEED THE PERFORMANCE STANDARDS IDENTIFIED IN THIS EXHIBIT. WITH NO LOSS OF THE OTHER CONTRACTING PARTY'S PREROGATIVES, IF THE CONTRACTED PARTY FAILS IN THE ATTENDANCE OF ANY SERVICE LEVEL, THE CONTRACTED PARTY SHALL, WITH NO ADDITIONAL COST FOR THE CONTRACTING PARTY:

         o        INVESTIGATE AND REPORT THE CAUSES OF THE PROBLEM;

         o ADVISE THE CONTRACTING PARTY ABOUT THE MEASURES THAT ARE BEING TAKEN FOR THE SOLUTION OF SUCH PROBLEMS;

         o CORRECT THE PROBLEM SO THAT SLA IS COMPLIED WITH AS SOON AS POSSIBLE; AND

         o ADOPT ADEQUATE PREVENTIVE MEASURES TO PREVENT THE PROBLEM'S RE-INCIDENCE

2.2. SLA SERVICE

The Service shall:

         o have [**]% availability, being that it can have a maximum of interruptions amounting to [**] hours per year ([**]% yearly availability), a maximum of interruptions amounting to [**] hours per month and one interruption, isolatedly, cannot exceed the ([**])[**] limit, being that the preventive maintenances will not be accounted for as interruptions;

         o have the maximum occupation of [**]% of the installed capacity. Whenever the occupation amount of [**]% is attained, the Contracted Party shall make arrangements, in up to [**] ([**]) days subsequent to the formalization of the established needs between the Parties, for the expansion of the installed capacity.

The maximum latency between the Contracting Party's router and the Contracted Party's router shall be the maximum of 10 ms.

Both the Contracted Party and the Contracted Party shall exert their best efforts for the Service to have the maximum redundancy possible so as to prevent single failure points in the architecture of the involved networks. For such, they can even, but not limiting to, use links and distinct and redundant routers.

3. PREVENTIVE MAINTENANCE

Preventive maintenance openings shall occur on Tuesdays and Thursdays, provided that they do not fall on holidays, from five (5) a.m. to seven (7) a.m.

The Contracted Party shall advise the Contracting Party at least seventy-two
(72) hours in advance, informing which localities and elements of the Contracted Party's network will be affected.

Exceptions to the above determinations shall be previously agreed upon between the Parties, case by case.

4. REQUESTS FOR REPAIRS.

The Contracted Party shall make available to the Contracting Party a telephone number, of free access (0800), twenty-four (24) hours a day, including Saturdays, Sundays and holidays, three hundred and sixty-five (365) days a year, for opening of calls and registers for repair requests and re-establishment of the rendered services.


In case of occurrence of any operational failure in the Contracted Party's Network, the Contracted Party commits to immediately advise the Contracting Party's operational department, detailing corrective measures in process of execution, as well as the time foreseen for the repair. When the Contracted Party or the Contracting Party detect one problem, should be open a called for the repair solicitation and from this moment will be unleash the necessary provide to found the solution. (...)

*******************************************************************************
******************************************

EXHIBIT IV - ONLINE AND OFFLINE MANAGERIAL REPORTS


The Contracted Party commits to:

1. To supply daily reports with a minimum interval of five (5) minutes between collections, of the communication ports of the edge Routers with the Contracting Parties, including, but not limiting to:

         Supplying daily reports with a minimum interval of five (5) minutes between the collections, of the data links appointing, but not limiting to:

         o        Designation of the circuit (online identification of circuit)

         o Direction of the data flow and use of the channel in real time (MRTG or similar)

         o        Loss of packets (online)

         o        Latency (online)

         o        IP Address of interface and band(s) of the link(s) (online)

         o Average and minimum Round Trip Time (RTT) and RTT's monthly standard deviation.

2. Periodically supply logs reports (offline) (preferably every fifteen days) with the collected information for the preparation of online graphs and reports (MRTG type or similar). Such information shall provide the Contracting Party with enough information to re-generate the same graphs presented in the monitoring of the online events.

*******************************************************************************
**********************************************

EXHIBIT VI - TECHNICAL DESCRIPTION OF THE SOLUTION

TC-IP-Connect is a solution for providing dialed access to the Internet with high quality and reliability, which makes available the most modern network infra-structure and advanced management to companies that wish to act as Internet service providers, outsourcing the necessary infra-structure. The solution grants the Contracting Party attendance of the Contracted Party's IP Backbone in Region I and its interconnection with the other National and International IP Backbones, so as to offer IP transit to the Contracting Party's subscribers and users.

When hiring TC IP CONNECT, the Contracting Part becomes apt to offer Internet access to its users, clients, partners and suppliers. The Contracted party shall make available an infrastructure capable of connecting them to the Internet, within the quality standards set forth in this agreement.

TC IP CONNECT shall allow the Contracting Party to keep focus in its clients, enjoying its high quality in the rendered service, outsourcing part of the infra-structure to Internet access and being its management under the Contracted Party's responsibility, with the possibility of Remote Monitoring, on the part of the Contracting Party of the communication interfaces associated to the available Accesses between the Contracted Party's and the Contracting Party's IP Networks.

1. TOPOLOGY OF THE SOLUTION

The connection model, exclusive for the delivery of the TC IP CONNECT Service to the Contracting Party, has been detailed in the figure below:

         [GRAPHIC]

The service management is 24x7x365. At any instant there is a specialized professional monitoring the performance and assuring the availability of the dialed access service to the Internet.

TC IP CONNECT has its quality acknowledged by Cisco, having received the seal "Cisco Powered Network -CPN" to attest it. The routers used all are of them last generation Cisco equipment, assuring high quality connection and extreme reliability.


*******************************************************************************
**************************************************************

EXHIBIT VII - FLOW OF OPERATIONAL PROCEDURES

This document sets forth the scale for service failures of the Contracted Party's Network.

The Flow of Operational procedures shall be detailed, by joint consent between the Parties in up to fifteen (15) days after the execution of this Addendum, compromising the Contracted Party's and the Contracting Party's operational flows of the attendance teams, the operation and the maintenance.

Amongst the aspects to be approached by the detailing of the Flow of Operational procedures are:

         1. Methodology and procedures for the openings, follow-up and closing of occurrences;

         2.       Follow-up of the Operational Flow;

         3.       Diagram of the Operational Flow;

         4. Contacts for the scale of occurrences (see chart below to be filled in and periodically updated by joint consent by the companies)

         5.       Scale chart and Recurrence of Problems

         Scale Time and Responsible People (example to be filled in):


      Level     Opening Time          Name / Position
      -----     ------------          ---------------

                                      Service Operation of the Contracted Party's Network
      Critical  Immediate             Coordinator/Manager/Superintendent/Director
                                      0800-XXXXXX

----------------------------------------------------------------------------------------

                > 2 hs                Service Manager of the Contracted Party's Network

      High
                > 3 hs                Superintendent/Director

----------------------------------------------------------------------------------------

                > 4 hs                Service Manager of the Contracted Party's Network

      Average
                > 5 hs                Superintendent/Director

----------------------------------------------------------------------------------------

                > 6 hs                Service Manager of the Contracted Party's Network

      Low
                > 8 hs                Superintendent/Director

----------------------------------------------------------------------------------------


1. CONTACTS FOR THE SCALES



    Center of Services Management of the Contracted Party's        Phone: 0800-XXXXXX
    Network
    EMAIL_:_CG@TELEMAR.COM.BR

    Name of  the Services Manager of the Contracted Party's        Phone: XX XXXX XXXX
    Network                                                        Cellular: XX XXXX XXXX
    EMAIL_:_GERENTE@TELEMAR.COM.BR

    Name of the Services Superintendent of the Contracted          Phone: XX XXXX XXXX
    Party's Network                                                Cellular: XX XXXX XXXX
    EMAIL_:_SUPERINTENDENTE@TELEMAR.COM.BR

    Name of  the Services Director of the Contracted Party's       Phone: XX XXXX XXXX
    Network                                                        Cellular: XX XXXX XXXX
    EMAIL_:_DIRETOR@TELEMAR.COM.BR


2. ACCESS VIA WEB

The reports of the Contracted Party's Network are available in URL with user's name and password, in accordance with the information below:

URL:https://www.telemar.com.be/enderecodosrelatorios

Username: name of login
Password: name of login

3. TECHNICAL SUPPORT

A specialized team of the Center of Management of Network shall be available twenty-four (24) hours a day, seven (7) days a week to carry out technical support, including the maintenance of the access circuit to the Internet.


*******************************************************************************

EXHIBIT VIII - INSTRUMENT OF ACCEPTANCE


                                   Instrument of                Pegasus Request
[LOGO} TELEMAR                     Technical                    No OCS
                                   Acceptance
                                                                ----------------
                                  (See: 0101)

                                                                SERVICE NAME


Designation of the Circuits                           Installation Date

                                                      Date of Beginning of Tests

Site Pegasus                                          Acceptance Date



                                     Point A
Corporate Name

National Registry of Legal           State Enrollment
Entities

Site Address

Cep [Zip]                City                              Federation State

Local Contact                                              Phone:

Remote Contact                                             Phone.:

Condominium Contact                                        Phone.:

Technician

Description of Equipment:

Transmission Equipment / Type

Assets

Slot                                                            Port

Interface                                                       Link Speed

Protocol                                                        CIR SPEED


(JUST FOR DIGITAL DATE)


IP Address - Interface WAN

Address Mask

IP Address - Interface LAN

Address Mask


INTERFACE VOZ - 0:           [ ] VOIP    [ ] VOFR
CLIENT SIGNALIZATION TYPE:   [ ] E&M     [ ] FXS                [ ] FXO
TYPE OF  LMI:                            [ ] ANSI    [ ] CCITT             [ ] VENDOR FORUN
EXTERNAL ROUTER PROTOCOL:    [ ] RIP I   [ ] RIP II  [ ] OSPF         [ ] BGP4
                                         [ ] STATIC  [ ] IGRP   [ ] EIGRP

                                    POINT B
--------------------------------------------------------------------------------
Client
--------------------------------------------------------------------------------
Site Address
--------------------------------------------------------------------------------

CEP{ZIP]                                City                         Federation
                                                                     Unit

--------------------------------------------------------------------------------

Local Contact                                          Phone.:
--------------------------------------------------------------------------------

Remote Contact

Condominium  Contact                                   Phone.:
--------------------------------------------------------------------------------

Techinician
--------------------------------------------------------------------------------


Client Technical Responsible: __________________________
                              Name:


Descricao Equipamentos:

Equipment Transmission / Type
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Slot                                                            Port
--------------------------------------------------------------------------------
Interface                                                       Link Speed
--------------------------------------------------------------------------------
Protocol
                                                                CIR Speed
--------------------------------------------------------------------------------

Just for  Digital Date)
--------------------------------------------------------------------------------

Ip Address Interface Wan
--------------------------------------------------------------------------------

Address Mask
--------------------------------------------------------------------------------

Ip Address Interface Lan
--------------------------------------------------------------------------------

Address Mask
--------------------------------------------------------------------------------


Interface VOZ - 0:                    [ ] VoIP      [ ] VoFR
Client Signalization Type:            [ ] E&M       [ ] FXS     [ ] FXO
 LMI Type:                                          [ ] ANSI                [ ] CCITT         [ ] VENDOR FORUN
External Routing Protocol:  [ ] RIP I [ ] RIP II    [ ] OSPF          [ ] BGP4
                                                    [ ] STATIC
        [ ] IGRP           [ ] EIGRP


Acceptance Type

--------------------------------------------------------------------------------
ACCEPTANCE EQUIPMENT

--------------------------------------------------------------------------------
SERIES N.                                             VERIFICATION DATE
--------------------------------------------------------------------------------

----------------                ------------------------------------------------
ERROR RATE (BER)                PERFORMED PERIOD
----------------                ------------------------------------------------

----------------------------        -------------             ------------------
Dlci   ---                          lLMI ---                  CIR    -----
----------------------------        -------------             ------------------

----------------------------            ----------------------------------------
PROTOCOL  ---                           PING     REPLY TIME        ---
                                        ----------------------------------------
                                                 LOSS OF PACKETS   ---
                                        ----------------------------------------

------------------------       --------------        ---------------------
VISUAL INSPECTION     OK       FINISHING   OK        IDENTIFICATION     OK
------------------------       --------------        ---------------------


--------------------------------------------------------------------------------
OBSERVACOES:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BILLINGS: THE CLIENT AUTHORIZES THE BEGINNING OF THE BILLING, AS OF THE ACCEPTANCE DATE, CONTAINED IN THE PRESENT TECHNICAL INSTRUMENT OF ACCEPTANCE.

--------------------------------------------------------------------------------


        --------------------------------         -------------------------------
        Telemar's Responsible Technician         Client's Responsible Technician